UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 850 Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 850 Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness AtkinsonTM Funds
Semi-Annual Report

June 30, 2016

TABLE OF CONTENTS

5	Letter to Shareholders
7	Expense Example
9	Alternative Energy Fund
17	Asia Focus Fund
22	Asia Pacific Dividend Builder Fund
28	China & Hong Kong Fund
33	Dividend Builder Fund
39	Global Energy Fund
46	Global Innovators Fund
52	Renminbi Yuan & Bond Fund
56	Statements of Assets and Liabilities
58	Statements of Operations
60	Statements of Changes in Net Assets
63	Financial Highlights
72	Notes to Financial Statements
83	Additional Information
86	Privacy Notice
87	Guinness Atkinson Funds Information

Fund Performance

The table below provides total return data for each of the Funds over the one, three, five, ten-years and since inception periods through June 30, 2016. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2016.

Fund (inception date)	Year to Date	1-year	3-year	5-year	10-year	Since Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	-12.87%	-25.00%	-5.42%	-11.71%	-12.27%	-12.95%	2.31% gross; 1.98% net†
Asia Focus Fund (April 29, 1996)	4.65%	-13.09%	-0.36%	-5.60%	2.66%	1.96%	2.00%†
Asia Pacific Dividend Builder Fund (March 31, 2006)	6.59%	-7.65%	2.73%	2.69%	5.50%	4.58%	3.87% gross; 1.10% net†
China & Hong Kong Fund (June 30, 1994)	-4.51%	-20.13%	1.02%	-4.40%	4.76%	6.08%	1.56%†
Dividend Builder Fund (March 30, 2012)	4.84%	1.06%	6.78%	—	—	9.05%	1.77% gross; 0.68% net†
Global Energy Fund (June 30, 2004)	14.99%	-12.91%	-6.39%	-7.04%	-0.16%	6.92%	1.41%†
Global Innovators Fund Investor Class (December 15, 1998)	-2.35%	-5.09%	9.78%	11.04%	8.18%	6.44%	1.27% gross; 1.24% net†
Global Innovators Fund Institutional Class (December 31, 2015)	-2.22%	-4.97%	9.82%	11.06%	8.20%	6.45%	1.07% gross; 0.99% net†
Renminbi Yuan & Bond Fund (June 30, 2011)	0.94%	-5.00%	0.05%	1.00%	—	1.00%	1.05% gross; 0.93% net†

Periods of greater than one-year are average annualized returns; returns for periods of one year or less are actual returns. All returns are for the periods ending June 30, 2016.

Performance data shown for Global Innovators, Institutional Class (GINNX), prior to its launch date on 12/31/15, uses performance data from the Global Innovators, Investor Class (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each of the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent prospectus (dated May 1, 2016) and are from the most recent audited financials (period ended December 31, 2015) at the time that prospectus was completed.

†All of the Guinness Atkinson Funds, except the Global Innovators Fund, have an expense cap in place and the advisor is contractually obligated to cap the Funds' total expenses at least through June 30, 2017. The Global Innovators Fund has an expense cap in place and the advisor is contractually obligated to cap the Fund's total expenses at least through June 30, 2018.

Dear Guinness Atkinson Fund Shareholders,

The year started off with a thud, a loud and painful thud. January may seem a long time ago but it's hard to forget that the world seemed to be ending as it looked like oil was going to slip under $10 per barrel, China and the renminbi were going to collapse and the US economy and stock market would quickly follow. Given our focus on energy and Asia we not only felt like we were at the heart of the downfall of civilization but perhaps the very cause. That was all rather painful and made the more painful because the media seemed so focused on these cataclysmic financial events and consistently predicting financial disaster. Ouch.

But wait. Here we are six months later and guess what? Not only didn't the world end but our Global Energy Fund produced a rather respectable total return of 14.99% over the first six months and our Renminbi Yuan & Bond Fund is up as well, albeit by a more modest 0.94%. Yes, our China & Hong Kong Fund produced a return of -4.51% over this period but given the scary hyperbole that seems a minor miracle. How can this be? We cannot say the media and pundits are always wrong but we do believe they are usually wrong. Or late. Both the pundits and media are great at spotting pronounced trends after the trend has developed and have a tendency to extrapolate that trend to extremes. We did see predictions of sub $10 per barrel oil. We did see headlines referring to a renminbi "plunge." In fact the renminbi was off a bit; nothing unusual in the foreign currency markets and certainly not a plunge. And oil? It has doubled from its lows of early 2016. This last point bears repeating. While the media was talking about oil collapsing it in fact has risen nearly 100% from its lows.

What are we to make of all of this? First and most obviously, long term investing isn't dead. Second, if you're getting your financial advice from the media – and we include here the financial media – you're likely going to be disappointed. Third, and perhaps most critically, the worries in today's news are rarely the ones worth worrying about; something else is likely to be tomorrow's worry. Our oft repeated advice: invest for the long term.

Yeah, we know, that's boring advice that your grandfather might have provided. But, to our minds, patience and a sound, disciplined investment plan wins in the long run.

The summer of 2016 seems to be the summer of discontent and reminds us very much of the turbulent 1960's. Readers of these letters will know that we tend to have an optimistic world view. Despite the seemingly alarming bad news we've had this year – and we mean general news; not financial news, although there is plenty of that as well – we think the long term trend is improving. We won't belabor this point with specifics – not that we couldn't – but we will make one point. Bad news dominates the news not because it dominates life but because good news is rarely news. It is the extreme and catastrophic that makes the news. The news media whips from one story to the next and the news cycle can be measured in minutes (and in the age of social media perhaps seconds). The result is an assault on our senses with rapid fire bad news. What used to be contained to a 30 minute nightly newscast and the daily paper is arriving in our mobile news feeds 24 hours a day. Our advice: don't confuse the delivery with the quantity. Just because the news arrives continuously doesn't mean the world is falling apart.

The first half of 2016 was mixed for the Guinness Atkinson Funds: five of the eight of the Funds provided positive total returns, while three were loss making. The leading Fund was the previously mentioned Global Energy Fund which had a total return of 14.99%. The Asia Pacific Dividend Builder Fund provided a 6.59% total return over the period while the Dividend Builder Fund produced a total return of 4.84%. The Asia Focus Fund had a total return of 4.65%. And, as mentioned, the Renminbi Yuan & Bond Fund returned 0.94% for the six months ending June 30, 2016.

On the negative side of the ledger, the Alternative Energy Fund produced a negative total return of 12.87%, the China & Hong Kong Fund produced a negative total return of 4.51% followed by the Global Innovators Fund investor class (negative 2.35%) and the institutional class (negative 2.22%). Full performance details are provided on the table facing this page.

We are admittedly disappointed with the Alternative Energy Fund's performance, although we would note that the Fund does consistently outperform its benchmark, the Wilderhill Clean Energy Index. We understand this is small comfort to shareholders but we are committed to this Fund and the future of alternative energy. Additionally, we would note that many of the Fund's peers have either disappeared or have changed their stripes, investing in companies that don't meet our strict alternative energy definition. Our view on the industry hasn't changed. We fundamentally believe that the future of energy is alternative and there will be a shift away from non-renewable energy. Further, we believe that while the shift is happening at a frustratingly slow pace, there will come a time when momentum increases and it will become obvious that the future of energy is alternative.

A few words need to be said about our two dividend funds: the Dividend Builder Fund and the Asia Pacific Dividend Builder Fund. Both of these Funds invest in high quality dividend paying stocks which we believe have the ability to grow their dividends. To us the idea of quality is something that can be measured. It isn't just a brand name (indeed many of our Fund holdings are not household names) but rather companies that can meet a series of rigorous financial tests. This robust definition of quality is important because we seek to invest in companies that are likely to consistently increase their dividends. If you haven't taken a look at these two Funds we encourage you to do so. Both are on the smaller side and both have performed well.

Our Global Innovators Fund has had an average year so far (although performance has improved nicely since the end of the quarter). The longer term performance for this Fund is exceptional; it has handily beaten its benchmark index over the three, five and ten-year period ending June 30, 2016. We know that there is a lot of talk about mutual funds failing to beat their benchmark but the Global Innovators has consistently done so over the last decade.

As usual, our portfolio managers have provided their commentary adjacent to the financial results for each Fund. We appreciate the confidence you've shown in us and look forward to serving you.

Sincerely

Timothy Guinness	James Atkinson

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets countries. Non-diversified Funds' assets may be concentrated in fewer individual holdings than diversified funds. Therefore, these Funds are more exposed to individual stock volatility than diversified funds. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. Investments in derivatives involve risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments focused on the energy sector may be exposed to greater risk than an investments diversified among various sectors.

The Wilderhill Clean Energy Index (ECO) is a modified equal US dollar-weighted index of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. This index is unmanaged, not available for investment and does not incur expenses.

The views in this letter were as of June 30, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period* (01/01/16 to 06/30/16)	Expense Ratios During Period* (01/01/16 to 06/30/16)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$871.30	$9.26	1.99	%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$9.97	1.99	%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,046.50	$10.07	1.98	%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.02	$9.92	1.98	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Actual	$1,000.00	$1,065.90	$5.65	1.10	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.52	1.10	%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$954.90	$8.12	1.67%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	$8.37	1.67%
Guinness Atkinson Dividend Builder Fund Actual	$1,000.00	$1,048.40	$3.51	0.69	%†
Guinness Atkinson Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.47	0.69	%†
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,149.90	$7.75	1.45	%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27	1.45	%†

GUINNESS ATKINSON FUNDS

	Beginning Account Value (01/01/16)	Ending Account Value (06/30/16)	Expenses Paid During Period* (01/01/16 to 06/30/16)	Expense Ratios During Period* (01/01/16 to 06/30/16)
Guinness Atkinson Global Innovators Fund – Investor Class Actual	$1,000.00	$976.50	$6.09	1.24%
Guinness Atkinson Global Innovators Fund – Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.22	1.24%
Guinness Atkinson Global Innovators Fund – Institutional Class Actual	$1,000.00	$977.80	$4.87	0.99	%†
Guinness Atkinson Global Innovators Fund – Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,019.94	$4.97	0.99	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,009.40	$5.35	1.07	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.37	1.07	%†

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (182), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

ALTERNATIVE ENERGY FUND for the period ended June 30, 2016

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-12.87%	-25.00%	-5.42%	-11.71%	-12.27%
Benchmark Indices:
Wilderhill Clean Energy Index	-19.20%	-29.23%	-10.33%	-14.76%	-14.47%
Wilderhill New Energy Global Innovation Index	-6.98%	-14.79%	4.69%	-2.82%	-3.17%
MSCI World Index	1.02%	-2.16%	7.60%	7.27%	5.07%

The Fund's expense ratio is 2.31% and net expense ratio is 1.98% per the Summary Prospectus dated May 03, 2016. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2017. To the extent that the Advisor waives fees, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Guinness Atkinson Alternative Energy Fund was down 12.87% for the first half of 2016. This compared to a fall in the Wilderhill New Energy Global Innovation Index of 6.98% and in the Wilderhill Clean Energy Index of 19.20%. The Fund was down 7.59% in the first quarter and down 5.71% in the second quarter.

The Fund's negative performance is attributed to the performance of the Fund's solar stocks, which accounted for 32.68% of the portfolio at June 30, 2016. Fears of a period of oversupply are pushing down earnings estimates. We are bullish that the oversupply situation will not be as severe as expected and that the company valuations more than make up for any weakness. Wind, hydro, geothermal and biofuels holdings all contributed positively, offset by weak performance of the energy efficiency holdings in the portfolio.

Most of the solar companies met or exceeded earnings expectations in the first half and are typically trading on mid-single digit earnings multiples. We expect companies to be able to manage declining module prices with declining costs. Continuing cost reductions have been and will continue to be achieved, supported by strong volume growth. Furthermore, most of the companies have moved to selling projects rather than equipment or components, which are priced based on value rather than cost.

Xinyi Solar – a solar glass manufacturer and installer of systems, performed well as a result of strong Chinese solar installation levels. The solar panel manufacturers Canadian Solar, FirstSolar, JA Solar, JinkoSolar, Renesola, SunPower, and Trina Solar were weak over the first half and traded as a group. We believe the Fund's solar inverter manufacturers, SolarEdge and Enphase, while weak in the first half, are well placed for growth in the US residential solar market, which has a clear growth path for the next four years as a result of the extension of the Investment Tax Credit.

The wind holdings made a positive contribution overall to the portfolio. The Chinese wind farm operators saw differential performance based on asset location mix. We believe all Chinese wind farm operators should now benefit from a policy introduced during the first half of 2016 which enforces lower curtailment of production. Amongst the other wind holdings, Boralex in Canada was a notable strong performer, as it benefited from good wind and hydro conditions and from new plants being commissioned over the last year.

Ormat Technologies, the Fund's geothermal holding, had another good first quarter beating its earnings estimates by 55% (Bloomberg). The company is developing geothermal projects with the ability to provide energy storage.

Cemig, the Fund's Brazilian hydroelectric holding recovered 47.33% from the beginning of the year following clarity on government concessions and a recovery of the Brazilian stock market. Iniziative Bresciane fell 10% in the first half of the year with low stock liquidity. Rainfall in Northern Italy has been above historic averages in 2016 after a dry 2015.

ALTERNATIVE ENERGY FUND

Within the Fund's energy efficiency holdings, Saft Groupe was up 38% after its acquisition by Total. Johnson Controls increased 12.5% with good earnings visibility and outperformance of earnings expectations. Wasion Group, a Chinese meter manufacturing company, suffered due to the economic slowdown in China. Boer Power, a Chinese energy solutions provider specialising in energy management systems, saw similar weakness and concerns about whether it would be able to meet its growth targets.

Cosan, the Fund's only biofuel holding, was up 63.61% on the back of an increased oil price and a turn in sentiment of the Brazilian stock market.

2.  Activity

We acquired positions in:

•  Boer Power, a Chinese energy management system provider.

•  Tianneng Power, a battery manufacturer for electric bicycles expanding into lithium-ion manufacturing for electric vehicles.

•  Saft, a battery manufacturer which was later acquired by Total SA.

•  Schneider, an energy management and power automation specialist.

•  Johnson Controls, an energy efficiency services provider with a lithium-ion battery manufacturing arm.

The Fund sold positions in:

•  Verbund, an Austrian utility with most of its generation from hydro. We had held Verbund in the belief that European electricity prices would rise. We now believe that renewables generation will suppress wholesale electricity prices for the near to medium term.

•  Renesola. Renesola had the highest net debt of our Chinese solar holdings, and we decided to focus on the solar companies with stronger balance sheets.

•  Greentech, a Danish wind farm owner due to disappointing performance.

•  Futuren, a French renewable asset owner that has underperformed consistently.

3.  Commentary & Outlook

Solar

We continue to believe that equities in the Photovoltaics (PV) sector are undervalued while the PV sector itself looks stronger than ever before.

The solar sector was a Chinese success story in the first half of 2016. According to the China National Energy Administration, China is estimated to have installed 22 Gigawatts (GW) in the first six months of the year; more than triple that installed in the same period in 2015. The Chinese government cut its feed-in tariff by approximately 10% for solar installations on June 30, 2016, creating a surge of installations prior to that date. Analysts' expectations were significantly lower than the 22GW reported (Bloomberg). Further installations of 6-8GW are expected in the second half of 2016 (Bloomberg). The global solar market is typically stronger in the second half of the year, which we expect to be reflected by stronger sales outside China for the solar module manufacturers

The United States remains a long-term growth driver in the solar sector with the extension of the Investment Tax Credit. Utility-scale system costs are coming down more in-line with those in Europe. There is significant potential for falls in rooftop solar installation prices as US installations have much higher non-module costs than European installations. The US is expected to become the second largest market after China in 2016.

US election

If Hillary Clinton wins the presidential elections in the United States and follows through with her campaign promise to have 140GW of Photovoltaics (PV) installed in the United States at the end of her potential term, global demand will meaningfully increase over the next 5 years. Achieving 140GW of PV installed in the United States would require around 50GW more than is currently forecast to be installed globally, leading to a 13% increase in total global PV demand. This would further strengthen the fundamentals of the solar PV sector while potentially turning sentiment positive.

Source: Guinness Atkinson, Bloomberg

ALTERNATIVE ENERGY FUND

We expect Japan to be the third-largest solar market in 2016. To date only 25% of the projects approved have been constructed, which provides a strong backlog for future installations despite reductions in the feed-in tariffs and grid constraints.

India set a 100GW solar target by 2022. Although the country is unlikely to achieve the target in full, 2015 already saw a doubling in annual installed capacity from the previous three years. It is likely that India will continue to increase its installed base of solar PV capacity at the current rate until 2022.

On the manufacturing front, solar PV equipment manufacturing capacity is slowly increasing, with Chinese government pressure on companies not to expand too rapidly. New manufacturing lines are replacing obsolete lines. Solar companies continue to lower the cost of production and expect to be able to maintain margins despite falling prices.

Wind

We perceive good opportunities in wind farm operators and developers who can benefit from the steady growth of the sector, while having concerns about the valuation levels of a number of the wind turbine manufacturers, notwithstanding their strong current positioning.

In 2015, 63GW of wind was installed globally. Of this, 30.5GW was installed in China, which is ahead of the 24GW that China needs to install annually to meet its target of 250GW of cumulative installed capacity by 2020. China provided unexpected support for renewable energy projects in China by mandating minimum percentages of power produced that must be accepted by the grid. Project operators now sell a higher percentage of the electricity generated, which is a positive for Chinese wind farm owners. While the outlook for growth in annual installations in China is relatively flat, we believe the returns available for installers with falling turbine prices, improving turbine performance and lower financing costs make China an attractive country for wind assets.

The United States wind sector has the potential to witness an unprecedented period of steady growth following the extension of the Production Tax Credit which has historically lapsed roughly every other year, leading to major variation in annual wind installation. The next four years have the potential to allow wind developers to make proper long-term plans and to optimise the installations that they make.

Europe continues to see steady growth in annual installations, which have increased from 9GW in 2008 to 14GW in 2015. Growth is expected to slow over the next five years, as a number of countries, notably the UK, have made it harder to build new onshore wind installations.

Energy Efficiency

The first half of 2016 saw significant mergers and acquisitions activity in the energy efficiency sector, continuing the trend of larger companies wanting to benefit from the opportunities presented by energy efficiency and energy management systems. The technology giant Oracle acquired Opower while Nibe Industrier (held) acquired the HVAC solutions manufacturing division LSB Industries. We expect the investment opportunity in energy efficiency and energy management companies to gain further recognition in the future.

Biofuels

The recovery in the oil price has been a positive for ethanol and biodiesel manufacturers. The outlook for regulatory support for increased ethanol in the US remains unlikely. Use of biofuels in Latin America remains strongest, and the economics of refining from sugar beet remain attractive.

Geothermal

The long-term prospects for geothermal are that it is likely to remain a relatively niche source of energy generation, limited to areas with good geothermal resource potential. The returns from projects that are completed are attractive as there is good visibility on output expectations and the plant can be operated as baseload or to provide flexibility. The "game changer" for geothermal would be the maturing of hot rock technology, that would facilitate geothermal facilities in a much broader range of locations, but this technology still has to be developed before it is economically competitive.

ALTERNATIVE ENERGY FUND

Hydro

The opportunities for large-scale hydro development are limited, but hydroelectric generating companies with operating large-scale assets are well placed to offer both baseload and flexible power generation. This creates specific company investment opportunities. There is a growth opportunity in small-scale hydro installations, where the long life of the assets and predictable output drive investor returns.

Storage

Storage has always been a potentially attractive investment area, and it is now beginning to become investible. The cost of batteries is falling dramatically, 30% in 2015 alone, as investment is made in larger-scale facilities and innovative battery materials. Batteries have multiple potential roles, with grid-scale storage to provide ancillary services and electric vehicles (EVs) the two applications that are both imminent and provide a significant growth story. The investment opportunities are in battery manufacturers and within the other portfolio companies, a number of whom are developing battery applications as an enhancement to their alternative energy technology.

The investment potential is being recognised by many energy incumbents. Total SA announced its acquisition of Saft, a pure-play battery manufacturer – in May 2016. Only days later Engie acquired a majority stake in Green Charge Networks, an energy storage company that optimises energy consumption for its customers using battery storage.

Norway released figures showing that EVs made up over 20% of new car sales in the first half of 2016 and 18% in all of 2015, demonstrating how quickly uptake can increase with the right support. Most car manufacturers are developing electric vehicles to satisfy emissions requirements. The high number of battery electric vehicles (BEVs) and plug-in hybrid electric vehicles (PHEVs) expected to be launched over the next five years, combined with increased government support through grants and infrastructure investments, gives a high probability that a number will find favour with consumers and lead to increased uptake.

Energy Storage in the Portfolio

In the second quarter, we increased our exposure to the electricity storage market. We added a position in Saft, a French battery manufacturer, which has subsequently been taken over by Total SA at a 40% premium. We have also taken a position in Tianneng Power, a Chinese battery manufacturer whose products predominantly power electric bicycles and small, low-speed electric vehicles. Tianneng's small lithium battery division has grown rapidly in recent years and is likely to supply batteries for electric vehicle manufacturers in the future, supported by a strong existing battery business.

Energy storage is becoming increasingly important for companies across the portfolio. Enphase and SolarEdge have partnered with battery companies to install batteries alongside solar power systems. Enphase is using a lithium ion battery with lithium iron phosphate chemistry for its home storage system to be rolled out in late 2016. SolarEdge has made its storage software system compatible with Tesla's Powerwall and other commercially available batteries. Johnson Controls manufactures li-ion batteries for electric vehicles. Sunpower has won projects which include solar with storage solutions, while FirstSolar invested in Younicos, a Berlin-based battery energy management system provider – as part of a $50m funding round. We estimate that one-third of our holdings are exposed to storage as part of their business.

4.  Conclusion

The key driver for alternative energy is becoming its economic competitiveness: alternative energy installations, and the electricity generated from them, are cheaper every quarter across the world. Combined with the continued importance of energy security, pollution from fossil fuels and climate change concerns, alternative energy has gathered significant momentum in its push to replace fossil fuels. We believe the Fund remains positioned to benefit from the associated growth in alternative energy installations.

Edward Guinness	Samira Rudig-Sotomayor	August 2016

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

ALTERNATIVE ENERGY FUND

The Wilderhill New Energy Global Innovation Index (NEX) is a modified US dollar-weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal US dollar-weighted index of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. These indices are unmanaged, not available for investment and do not incur expenses.

GW - Gigawatt

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2016
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	33
Portfolio Turnover:	31.4%
% of Stocks in Top 10:	37.0%
Fund Manager:
Edward Guinness
Top 10 Holdings (% of net assets)		Industry Breakdown (% of net assets)
Good Energy Group PLC	4.5%	Solar	32.7%
Iniziative Bresciane - Inbre - SpA	4.0%	Wind	27.7%
Johnson Controls Inc.	3.9%	Efficiency	26.4%
Huaneng Renewables Corp. Ltd. - H Shares	3.7%	Hydro	7.7%
Cia Energetica de Minas Gerais - ADR	3.7%	Biofuel	3.3%
SunPower Corp. - Class B	3.6%	Geothermal	3.2%
Enphase Energy Inc.	3.4%
Boralex Inc. - Class A	3.4%
JA Solar Holdings Co., Ltd. - ADR	3.4%
Xinyi Solar Holdings Ltd.	3.4%

SCHEDULE OF INVESTMENTS
at June 30, 2016 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 101.0%	Value
Biofuel: 3.3%
39,000	Cosan SA Industria e Comercio	$404,168
Efficiency: 26.4%
764,000	Boer Power Holdings	338,028
76,098	Carmanah Technologies Corp.*	235,018
23,700	CENTROTEC Sustainable AG	346,385
10,700	Johnson Controls Inc.	473,582
43,080	Nibe Industrier AB - B Shares	356,635
8,860	Saft Groupe SA	359,275
6,630	Schneider Electric SE	392,371
492,000	Tianneng Power International	334,068
662,000	Wasion Group Holdings Ltd.	354,213
		3,189,575
Geothermal: 3.2%
8,859	Ormat Technologies Inc.	387,670
Hydro: 7.7%
200,004	Cia Energetica de Minas Gerais - ADR	442,009
26,361	Iniziative Bresciane - Inbre - SpA	485,618
		927,627
Solar: 32.7%
27,100	Canadian Solar Inc.*	409,752
1,087,000	China Singyes Solar Technologies Holdings Ltd.	376,392
208,900	Enphase Energy Inc.*	415,711
7,700	First Solar Inc.*	373,296
60,200	JA Solar Holdings Co., Ltd. - ADR*	412,370
18,900	Jinkosolar Holdings Co., - ADR*	385,182
20,200	Solaredge Tech Inc.*	395,920
27,750	SunPower Corp. - Class B*	429,847
44,820	Trina Solar Ltd. - ADR*	346,907
1,036,000	Xinyi Solar Holdings Ltd.	410,169
		3,955,546
Wind: 27.7%
27,487	Boralex Inc. - Class A	414,236
3,893,000	China Datang Corp. Renewable Power Co., Ltd. - H Shares	384,190
478,000	China Longyuan Power Group Corp. - H Shares	398,240
3,395,000	China Suntien Green Energy Corp. Ltd. - H Shares	351,216
6,990,000	Concord New Energy Group Ltd.	390,097
200,441	Good Energy Group PLC	548,351
1,324,000	Huaneng Renewables Corp. Ltd. - H Shares	443,771
607,763	Mytrah Energy Ltd.*	376,225
228,800	Northern Power Systems Corp.*	48,702
		3,355,028
	Total Common Stocks (cost $18,747,368)	12,219,614

The accompanying notes are an integral part of these financial statements.

Shares	RIGHTS: 0.0%	Value
217,400	China Singyes Solar Technologies Holdings Ltd.	$4,091
	Total Warrants (cost $0)
	Total Investments in Securities (cost $18,747,368): 101.0%	12,223,705
	Liabilities in Excess of Other Assets: (1.0%)	(120,553)
	Net Assets: 100.0%	$12,103,152

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended June 30, 2016

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	4.65%	-13.09%	-0.36%	-5.60%	2.66%
Benchmark Indices:
MSCI AC Far East Ex Japan Index	2.33%	-12.26%	1.91%	0.45%	6.01%
S&P 500 Index	3.82%	3.98%	11.60%	12.06%	7.41%

The Fund's gross expense ratio is 2.00% per the Summary Prospectus dated May 03, 2016. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2017. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

In the first half of 2016, ending June 30, the Fund rose 4.65% compared to the MSCI AC Far East Free Ex-Japan Index benchmark which rose 2.33% over the same period. Asian markets were weak in January, but recovered their losses to end up ahead over the first quarter. They rose slightly in the second quarter.

The performance over the first half of the year was led by energy stocks, smartphone component suppliers and two other individual stocks. Poorer performers included Chinese insurers. On a country basis, our holdings in Thailand, Taiwan and Japan were better performers. Our holdings in China, Hong Kong and in Malaysia were weaker.

At the start of the year, Brent crude fell from the already low price of $35.75 to hit a low in mid-January at $26.39. Commodity market participants were worried about the level of oversupply in the oil market, and concerned that global demand would weaken, led by a slowdown in Chinese growth. Since then, the oil market has begun to rebalance, as US crude production is withdrawn and the collapse in China that many feared has not occurred. The crude price rallied strongly from the January low to end the period at $48.42. Our energy holdings gained significantly from this price correction.

Smartphone component suppliers have continued to benefit from the trend of smartphone manufacturers by increasing the specification of their products. Largan Precision, in particular, a manufacturer of lenses for smartphone cameras, benefitted from speculation that the new iPhone that will release in the second half of 2016 would incorporate dual rear cameras, increasing demand for the company's products. Companies in this sector saw their share prices weaken in December of last year and in early January, but both Largan and AAC Technologies went on to surpass the prices they were trading at immediately before the falls.

The two individual stocks that also contributed to positive performance were Relo Holdings, a Japanese relocation and employment services company that has benefited from a strong employment market in Japan, and Geely Automobile, a car manufacturer based in China and the owner of Volvo Cars.

Property and casualty insurance companies People's Insurance Co and PICC Property & Casualty were weaker performers. Share prices for both companies sold off sharply in January, and struggled to recover for the rest of the period. Both companies have achieved good returns on equity in recent years, and we believe both will benefit from increased demand in future for insurance products, as China's economy transitions towards consumption, and living standards improve.

ASIA FOCUS FUND

2.  Portfolio Position

The Fund ended the period with a significant overweight position in Thailand and a significant underweight position in South Korea. The Fund also has no Indonesian holdings at present.

In the first quarter, we sold our entire positions in People's Insurance Co., PetroChina, Indo Tambangraya Megah, Dongfeng Motor, Galaxy Entertainment, and Sohu.com and initiated new positions in Sino Biopharmaceutical, Relo Holdings, Geely Automobile, DBS Group, St Shine Optical, and Sonic Healthcare. Several other positions were reduced or increased to re-weight to 3% of the portfolio.

In the second quarter, we sold our holding in NagaCorp, a casino operator in Phnom Penh, Cambodia.

The overall effect of these changes has been to reduce the number of holdings in the portfolio by two, and to move the portfolio more in line with equal weighting.

3.  Outlook

As was the case last year, the two main factors that dominate the outlook for Asia are China and US interest rates.

China faces considerable challenges in its economic transformation from investment to consumption. Real GDP growth has stabilised in the period; so far the 'hard landing' that many feared has not occurred. Fixed asset growth has held up, supported recently by investment in infrastructure projects. The main risks in China are two-fold: first, economic growth cannot be sustained by indefinite rises in house prices. However, policy measures introduced by local governments have had the effect of capping price growth, for example in Beijing. Second, the total debt burden in the country continues to grow. The ability of corporates to service their debt is one of the factors we watch, along with non-performing loans. Reducing deflation in the Producer Price Index may help industrial companies that are finding it more difficult to meet interest payments. Formation of non-performing loans appear to have slowed, but we need to see this trend continue for confirmation.

The US Federal Reserve has steered a careful course this year, deferring interest rate rises at the beginning of the year after turbulence in the financial markets, and later on in the period, waiting to see signs of a strong labour market and solid economic growth in the US. Many in the market still anticipate a rise before the end of the year, but it is unclear whether it might happen in September or December. Dovishness by the Federal Reserve also gives central banks in Asia more room to loosen monetary policy.

The immediate impact of the vote by the UK to leave the European Union was turmoil in the financial markets, but unlike previous occasions, Asia did not sell off but rose outperforming both global and US equities in the month of June. Financial markets recovered after the initial shock, though the full political consequences – let alone the economic consequences – are yet to be determined. Asian export manufacturers do have exposure to the EU, but we believe, at present, that Asia's overall economy is unlikely to be significantly hurt.

Edmund Harriss

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2016
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	34
Portfolio Turnover:	27.6%
% of Stocks in Top 10:	34.6%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
NetEase Inc - ADR	4.4%	Hanon Systems	3.3%
Largan Precision Co., Ltd.	3.6%	Novatek Microelectronics Corp.	3.3%
AAC Technologies Holdings Inc.	3.5%	Sonic Healthcare Ltd.	3.3%
Samsung Electronics Co., Ltd.	3.4%	DBS Group Holdings	3.2%
Relo Holdings Inc.	3.4%	PTT PCL /Foreign	3.2%
Industry Breakdown (% of net assets)
Commercial Banks	12.5%	Optical Supplies	3.0%
Semiconductor Componets - Integrated Circuits	6.3%	Building & Construction Production	3.0%
Electric - Generation	6.0%	Oil Company - Exploration & Production	3.0%
Entertainment Software	4.4%	Auto - Truck Parts & Equipment	2.9%
Auto - Cars/Light Trucks	4.3%	Computers	2.9%
Photo Equipment & Supplies	3.6%	Metal Processors & Fabricators	2.9%
Electronic Components - Miscellaneous	3.5%	Real Estate Operations/Development	2.9%
Electronic Components - Semiconductor	3.4%	Pharmaceuticals	2.9%
Real Estate Management/Service	3.4%	Building Products - Cement/Aggregates	2.7%
Consumer, Cyclical	3.3%	Distribution/Wholesale	2.6%
MRI/Medical Diagnostics Imaging	3.3%	Property/Casualty Insurance	2.6%
Oil Components - Integrated	3.2%	Telecommunication Services	2.0%
Public Thoroughfares	3.2%	Machinery - General Industry	0.5%
Internet Application Software	3.0%

SCHEDULE OF INVESTMENTS
at June 30, 2016 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 97.3%	Value
Australia: 3.3%
31,524	Sonic Healthcare Ltd.	$509,585
China: 43.5%
63,000	AAC Technologies Holdings Inc.	541,453
171,000	Anhui Conch Cement Co., Ltd. - H Shares	416,833
739,000	China Construction Bank Corp. - H Shares	491,102
878,000	China Lesso Group Holdings Ltd.	467,771
218,000	China Merchants Bank Co., Ltd. - H Shares	490,795
488,000	China Minsheng Banking Corp. Ltd. - H Shares	475,110
374,000	CNOOC Ltd.	466,437
860,000	Geely Automobile Holdings Ltd.	468,894
762,000	Lenovo Group Ltd.	460,393
3,600	NetEase Inc. - ADR	695,592
262,000	PICC Property & Casualty Co., Ltd. - H Shares	414,123
548,000	Shenzhen Expressway Co., Ltd. - H Shares	501,056
690,000	Sino Biopharmaceutical Ltd.	451,984
21,000	Tencent Holdings Ltd.	478,416
		6,819,959
Hong Kong: 3.1%
380,000	Chen Hsong Holdings	75,921
854,000	Li & Fung Ltd.	415,789
		491,710
Japan: 3.4%
3,000	Relo Holdings, Inc.	525,782
Malaysia: 3.3%
264,000	DiGi.Com Bhd	313,503
144,000	UMW Holdings Bhd	205,489
		518,992
Singapore: 3.2%
43,000	DBS Group Holdings	506,630
South Korea: 9.7%
56,000	Hanon Systems	514,161
2,105	Hyundai Mobis Co., Ltd.	460,529
431	Samsung Electronics Co., Ltd.	536,534
		1,511,224
Taiwan: 15.7%
61,000	Catcher Technology Co., Ltd.	455,368
6,000	Largan Precision Co., Ltd.	556,863
137,000	Novatek Microelectronics Corp.	512,297
2	Shin Zu Shing Co., Ltd.	7
21,000	St Shine Optical Co., Ltd.	470,659
93,000	Taiwan Semiconductor Manufacturing Co., Ltd.	470,261
		2,465,455

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 97.3% (Continued)	Value
Thailand: 12.1%
89,500	Electricity Generating PCL/Foreign	$477,554
188,000	Glow Energy PCL/Foreign	458,765
1,232,000	LPN Development PCL/Foreign	453,632
56,700	PTT PCL/Foreign	506,346
		1,896,297
	Total Common Stocks (cost $12,973,949)	15,245,634
	Total Investments in Securities (cost $12,973,949): 97.3%	15,245,634
	Other Assets less Liabilities: 2.7%	418,480
	Net Assets: 100.0%	$15,664,114

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND BUILDER FUND for the period ended June 30, 2016

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	6.59%	-7.65%	2.73%	2.69%	5.50%
Benchmark Indices:
MSCI AC Pacific Ex Japan Index	2.58%	-9.66%	2.21%	0.67%	6.16%
S&P 500 Index	3.82%	3.98%	11.60%	12.06%	7.41%

The Fund's gross expense ratio is 3.87% and net expense ratio is 1.10% per the Summary Prospectus dated May 03, 2016. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 1.10% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2017. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these imitations, total returns would have been lower.

The Fund has performed well in the first half of the year, again outperforming the Indices. The Fund's investment approach has continued to be successful, and the Fund ended the period with 4.01% ahead of its benchmark.

Stock markets in the region began 2016 with a sharp sell-off in January, on fears of an economic crash in China, and wider concerns over global growth. The markets recovered strongly in February and March before falling again in April and May. A strong recovery in June helped the benchmark to finish in positive territory.

Fears of a sharp slowdown in China at the beginning of the year were partly caused by a weak oil price that was treated as a proxy for poor global demand. However, this view ignored the fact that growth in oil supply, particularly from the US, had led to an oversupplied global market. Financial markets also reacted to the rise in US interest rates in December of last year, concerned that tighter monetary policy would derail economic growth. Again, this fear seems to have been largely unfounded with recent monthly payroll numbers indicating a robust labour market. The US Federal Reserve has not put up rates as fast as many were predicting at the start of the year, and this deferral could give Asian central banks more flexibility to loosen monetary conditions in the future.

The authorities in China provided stimulus to the economy in the first six months of 2016, offsetting periods where demand was temporarily weaker. Rather than the hard landing that many feared, a controlled slowdown seems to be taking place in the country. However, there are still areas of concern that require oversight and careful management. The country's overall debt burden is rising, and non-performing loans – while at a relatively low level on a reported basis – are increasing. Excess industrial capacity also needs to be reduced as part of supply side reforms.

Market sentiment at the end of the period was dominated by the vote in the UK referendum to leave the European Union. Unusually, in such conditions, the Asian region stood out as the best performing region. In June, Asia, as measured by the MSCI AC Pacific ex Japan Index, rose 2.26% in USD terms. European stocks by contrast fell 6.58% and World markets overall as measured by MSCI AC World Index fell 0.56%.

There are several possible reasons for Asia's recent outperformance. Some may increasingly view the region as a safe haven in this environment. Certainly the recent strength of the Yen suggests that investors are prepared to park money alongside other traditional safe havens like Switzerland. If perceptions are changing, this is noteworthy, as Asia has traditionally sold-off first at

ASIA PACIFIC DIVIDEND BUILDER FUND

the sign of global macro troubles. The region has also lagged significantly over the past five years, rising only 3.79% versus world equities that have risen 33.72%, and US equities that have risen 76.83% over this period.

Within the portfolio, five of the sectors outperformed the benchmark in the first six months: Consumer Staples (+33.27%), Energy (+27.48%), Health Care (+18.00%), Information Technology (+7.43%) and Financials (+5.15%). Three sectors lagged the benchmark with negative returns: Telecommunication Services (-0.62%), Consumer Discretionary (-3.86%) and Industrials (-10.22%).

On a country basis, our holdings in Japan and Korea performed well (we hold one stock in each country, Relo Group and KT&G, both of which we comment on further below). Singapore and US holdings were also among the good performers. Poorer performers were our Chinese and Hong Kong stocks, and our single position in Malaysia.

Looking at individual stocks, Relo Group (+44.96%), KT&G (+33.57%), Largan Precision (+32.58%), AAC Technologies (+31.99%), and JB Hi-Fi (+29.73%) were the best performing stocks in the portfolio. Relo Holdings, which provides, among other things, employee benefit services, has benefitted from a strong jobs market in Japan and strength in the Japanese Yen. KT&G, a tobacco company in Korea, has achieved good performing after coping well with an increase in domestic tobacco tax. Largan Precision, a manufacturer of lenses for smartphone cameras, was another top performer, after speculation that the new iPhone would incorporate dual cameras.

The worst performers in the period were Henderson (-37.46%), Li & Fung (-26.43%), Belle International (-22.09%), Pacific Textiles (-19.08%) and LPN Development (-13.28%). Henderson fell along with other asset managers that significant declines in their share price following the Brexit referendum. We took advantage of the price weakness to top up the position. Li & Fung struggled amid weak conditions for global trade. Belle International, a footwear designer and retailer, fell after continuing declines in same store sales.

2.  Portfolio Changes

During April, we made two changes to the portfolio. We sold our position in CNOOC following the recovery in the oil price. The company had fallen out of our universe as its return on invested capital fell below our minimum threshold. We replaced the company with DBS Group, a Singapore-listed diversified bank with 280 branches across 17 markets.

The second change we made was to sell out of our position in NagaCorp (a casino operator in Cambodia). We had become increasingly concerned about the transformational expansion projects that the company was undertaking, in particular the effect that high investment would have on future free cash flow. The company put out a good operational update for the first quarter in April, and we took advantage of a spike in the stock price on elevated volume to exit our holding. We purchased Tisco Financial; a financial services company specializing in car hire purchasing loans in Thailand. Tisco has a captive market for loans for Ford and Mazda, and we believe it is likely to benefit from an improvement in underlying asset quality, resulting in reduced provisioning costs. We think that the valuation is undemanding, and the stock is supported by a strong dividend yield.

3.  Portfolio Position

The portfolio is overweight in Thailand and Taiwan and it is underweight in Australia and South Korea. The Fund currently has no direct exposure to Indonesia, New Zealand or the Philippines. On a sector basis, the Fund is overweight in Consumer Discretionary, Information Technology, Financials (though a significant part of our financials exposure is real estate), and Health Care. The portfolio is underweight Materials, Industrials, Utilities, Consumer Staples, Energy, and Telecommunication Services.

4.  Outlook

The economic impact of Brexit so far is likely to be concentrated on the UK economy, but we will discover if it will have a wider impact in the coming months. The market jitters we have seen so far suggest that is has again focused investors' minds on areas of weakness in the global economy that existed prior to the election.

Recent Chinese economic data paints a mixed picture. Gross domestic product (GDP) growth for the second quarter and industrial production for June, both came in slightly above consensus expectations. Fixed asset investment growth has been supported by continued investment in infrastructure. On the negative side, concerns persist over the build-up of debt, and the potential for that debt to exacerbate a liquidity crisis. In recent months, the renminbi has continued to weaken, but the capital outflows that were a feature of the first part of the year, appear to have halted.

ASIA PACIFIC DIVIDEND BUILDER FUND

The area where we have seen significant improvement is in the Producer Price Index (PPI), which has begun to tick up. Producer prices had been falling for the past four years but the industrial environment now appears to be improving. A recovery in industrial pricing power could improve margins in China largest sectors, potentially leading to the end of earnings contractions. Improvement there would allow earnings growth in the more dynamic sectors to start to shine through. If this pattern holds, we could see the beginning of more positive sentiment towards China, and to the region as a whole.

Our strategy is unchanged: we continue look for quality dividend-paying companies trading on reasonable valuations, whose prospects may have been overlooked or ignored by the market, and who have the ability to grow their dividend over time.

Edmund Harriss

The Fund invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC Pacific Ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The MSCI AC World Index is a free float-adjusted market capitalization weighted equity index. It is designed to measure the performance of equities in developed and emerging markets. These indices are unmanaged and are not available for investment, and do not incur expenses.

GDP – Gross domestic product is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2016
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	37
Portfolio Turnover:	13.7%
% of Stocks in Top 10:	29.9%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Relo Holdings Inc.	3.2%	Link REIT/The	2.9%
St Shine Optical Co., Ltd.	3.1%	DBS Group Holdings	2.9%
Largan Precision Co., Ltd.	3.1%	Industrial & Commercial Bank of China Ltd. - H Shares	2.9%
JB Hi-Fi Ltd.	3.0%	Catcher Technology Co., Ltd.	2.9%
Li & Fung Ltd.	3.0%	Taiwan Semiconductor Manufacturing Co., Ltd.	2.9%
Industry Breakdown (% of net assets)
Commercial Banks	16.9%	Life/Health Insurance	2.8%
Semiconductor Components - Integrated Circuits	8.4%	Cellular Telecommunications	2.8%
Electronic Component - Miscellaneous	8.4%	REITS - Diversified	2.8%
REITS - Shopping Centers	5.8%	Real Estate Operations/Development	2.8%
Retail - Apparel/Shoe	5.7%	Retail - Jewelry	2.8%
Real Estate Management/Service	3.2%	Computers	2.7%
Optical Supplies	3.1%	Tobacco	2.7%
Photo Equipment & Supplies	3.1%	Oil Company - Integrated	2.7%
Diversified Financial Services	3.0%	Telecommunication Services	2.7%
Retail - Consumer Electronics	3.0%	MRI/Medical Diagnostics Imaging	2.7%
Distribution/Wholesale	3.0%	Investment Management/Advisor Service	2.6%
Metal Processors & Fabricators	2.9%	Shipbuilding	2.6%
Textile - Products	2.9%

SCHEDULE OF INVESTMENTS
at June 30, 2016 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 102.1%	Value
Australia: 8.3%
66,590	Henderson Group PLC	$189,898
11,900	JB Hi-Fi Ltd.	215,163
11,923	Sonic Healthcare Ltd.	192,735
		597,796
China: 25.1%
23,500	AAC Technologies Holdings Inc.	201,970
345,000	Belle International Holdings Ltd.	203,344
294,000	China Construction Bank Corp. - H Shares	195,378
322,000	China Lilang Ltd.	205,031
88,500	China Merchants Bank Co., Ltd. - H Shares	199,245
205,900	China Minsheng Banking Corp. Ltd. - H Shares	200,461
17,500	China Mobile Ltd.	202,127
378,000	Industrial & Commercial Bank of China Ltd. - H Shares	209,983
276,100	Yangzijiang Shipbuilding Holdings Ltd.	186,021
		1,803,560
Hong Kong: 14.3%
66,000	BOC Hong Kong Holdings Ltd.	199,083
439,000	Li & Fung Ltd.	213,737
31,000	Link REIT/The	212,075
90,000	Luk Fook Holdings International Ltd.	199,646
164,000	Pacific Textiles Holdings Ltd.	205,220
		1,029,761
Japan: 3.2%
1,300	Relo Holdings Inc.	227,839
Malaysia: 2.7%
164,900	DiGi.Com Bhd	195,820
Singapore: 8.6%
107,800	Ascendas Real Estate Investment Trust - REIT	199,150
130,300	CapitaMall Trust - REIT	206,898
17,900	DBS Group Holdings	210,899
		616,947
South Korea: 2.7%
1,660	KT&G Corp.	196,718
Taiwan: 20.4%
24,000	Asustek Computer Inc.	198,311
28,000	Catcher Technology Co., Ltd.	209,021
80,134	Hon Hai Precision Industry Co., Ltd.	206,193
2,400	Largan Precision Co., Ltd.	222,745
54,000	Novatek Microelectronics Corp.	201,927
10,000	St Shine Optical Co., Ltd.	224,124
41,000	Taiwan Semiconductor Manufacturing Co., Ltd.	207,319
		1,469,640

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 102.1% (Continued)	Value
Thailand: 11.2%
101,000	Delta Electronics Thailand PCL/Foreign	$197,222
541,100	LPN Development PCL/Foreign	199,237
21,900	PTT PCL/Foreign	195,573
26,400	Tisco Financial Group PCL/Foreign	37,265
127,900	Tisco Financial Group PCL/Foreign - NVDR	180,167
		809,464
United States: 5.6%
2,800	Aflac Inc.	202,048
3,700	QUALCOMM Inc.	198,209
		400,257
	Total Common Stocks (cost $7,294,845)	7,347,802
	Total Investments in Securities (cost $7,294,845): 102.1%	7,347,802
	Liabilities in Excess of Other Assets: (2.1%)	(147,748)
	Net Assets: 100.0%	$7,200,054

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended June 30, 2016

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	-4.51%	-20.13%	1.02%	-4.40%	4.76%
Benchmark Indices:
Hang Seng Composite Index	-4.30%	-19.18%	3.20%	1.13%	6.03%
S&P 500 Index	3.82%	3.98%	11.60%	12.06%	7.41%

The Fund's gross expense ratio is 1.56% per the Summary Prospectus dated May 03, 2016.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sale of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect fee limitations in effect and, in the absence of these limitations, total returns would have been lower.

At the end of the first half of the year, the Fund was down 4.51% compared to the Hang Seng Composite Index which was down 4.30%.

The year began poorly as the mainland markets fell sharply – Shanghai fell 17.7% in the first 18 days of the year leading to sell-offs in markets around the world. Compared to the peak in summer 2015, the drawdown was 48.6% at the end of January. The sell-off was made even worse due to the new market circuit breakers which were eventually suspended after less than a week, proving to exacerbate volatility rather than to reduce it. In the first week of the year, the daily fix on the Renminbi against the US dollar was weakened to levels not seen since 2011 which stoked fears of further depreciation. Capital outflows continued in January and February, though they did ease considerably in February and appeared to stop in March.

Policymakers responded to a stagnating economy by easing monetary policy which we believed helped foster total social financing increasing by 13.5% in February and 13.4% in March. The looser monetary policy led to stronger economic activity. For example, the Purchasing Managers' Index (PMI) rose to above 50 for the first time since June 2015. In the second quarter of the year, the PMI was flat at 50, indicating neither a contraction nor growth in economic activity.

Looser monetary policy led some to fear over the buildup of debt in China. According to Bloomberg, China National Bureau of Statistics and Guinness Asset Management calculations, it takes four units of credit to generate one unit of growth today, compared to one unit of credit back in 2008. The buildup of debt has caused concerns over the banking system and regulators are taking steps to solve this e.g. write-offs, bond swaps, sale of asset-backed securities and debt-equity swaps. In terms of currency, capital outflows had eased considerably compared to the panic at the beginning of the year, and the fears over the Renminbi were relatively subdued as the People's Bank of China (PBoC) revealed a rule-based mechanism for determining the daily fixing rate for the currency.

2.  Activity

In the first quarter of the year we reduced our exposure to energy, selling China Shenhua Energy and PetroChina as well as our exposure to financials, selling China Life Insurance, Chongqing Rural Bank and People's Insurance. We also sold Baoxin Autogroup, ChinaCache and Li & Fung. We initiated a new position in Sino Biopharmaceutical.

In the second quarter, we sold Dongfeng Motor and Sohu.com, two companies which no longer meet our quality criteria. We bought Pax Global, Hollysys Automation, Pacific Textiles and China Lilang. Pax Global is the third largest manufacturer of point of sale terminals. Hollysys Automation makes industrial control systems. Pacific Textiles is a garment manufacturer, traditionally based in China but now expanding production to Vietnam. China Lilang is a clothing retailer, focusing on smart casual clothing for men. All of the new positions are companies which have historically generated persistent returns well above the cost of capital.

CHINA & HONG KONG FUND

3.  Outlook

The Chinese authorities seem to be aware of the build-up of debt in the system and seem to be dealing with it directly through measures like asset-backed securities and debt-equity swaps. This is an encouraging sign as policymakers are actually dealing with the problem rather than saying it is their aim to do so. We expect these initiatives to continue in the future, along with supportive fiscal and monetary policy to keep the economy growing at the target 6.5% rate. Please see "China cuts growth forecast" – Financial Time (FT) article.

Though the Fund has underperformed the Hang Seng Composite Index, it has outperformed its peers. We are confident in the Fund's strategy which is to invest in good quality companies who generate persistent returns on capital. We believe these companies create value by generating returns above their cost of capital, and have displayed this over the course of an economic cycle. In the short-term markets are a voting machine but in the long-term it is the return on assets which dictate returns. Our strategy is unchanged: we continue to look for quality companies trading on reasonable valuations, whose prospects may have been overlooked or ignored by the market. The Fund trades at a discount of 22% to the Hang Seng Composite Index, which itself trades at a significant discount to the world. The US market looks relatively expensive. The UK and European markets will be facing uncertainty as the terms of Brexit are negotiated. At the moment, Asia could be a relative safe haven to invest in as there are no major political or economic problems, and can be accessed at a very attractive valuation.

Edmund Harriss

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The Hang Seng Composite Index in a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

The Purchasing Managers Index (PMI) is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

People's Bank of China (PBOC) is the state-ran bank of China.

Wildau in Beijing, Gabriel. "China cuts growth forecast." The Financial Times LTD 2016. 5 Mar. 2016. http://www.ft.com/

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2016
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	18.6%
% of Stocks in Top 10:	38.0%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
NetEase Inc. - ADR	6.4%	China Mobile Ltd.	3.5%
AAC Technologies Holdings Inc.	4.1%	PAX Global Technologies	3.4%
Tencent Holdings Ltd.	3.9%	China Merchants Bank Co., Ltd. - H Shares	3.2%
Industrial & Commercial Bank of China Ltd. - H Shares	3.6%	Tongda Group Holdings Ltd.	3.2%
China Construction Bank Corp. - H Shares	3.6%	China Overseas Land & Investments Ltd.	3.1%
Industry Breakdown (% of net assets)
Commercial Banks	17.1%	Public Thoroughfares	3.0%
Electronic Component - Miscellaneous	7.2%	Auto - Cars/Light Trucks	2.9%
Internet Content - Entertainment	6.4%	Computers	2.9%
Retail - Apparel/Shoe	6.2%	Telecommunication Equipment	2.9%
Insurance	5.2%	Medical	2.7%
Building Products	4.7%	Casino Hotels	2.5%
Real Estate Operations/Development	4.3%	Exchange Traded Funds (ETFs)	2.4%
Internet Application Software	3.9%	Airlines	2.0%
Cellular Telecommunications	3.5%	Gas - Distribution	2.0%
Computers Integrated Systems	3.4%	Auto/Truck Parts & Equipment	1.9%
Oil Company - Exploration & Production	3.1%	Shipbuilding	1.6%
Textile - Products	3.1%	Machinery - General Industries	0.8%
Industrial Automation	3.0%

SCHEDULE OF INVESTMENTS
at June 30, 2016 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 98.7%	Value
Airlines: 2.0%
792,000	Cathay Pacific Airways Ltd.	$1,161,903
Auto/Truck Parts & Equipment: 1.9%
1,086,240	Weichai Power Co., Ltd. - H Shares	1,123,912
Auto – Cars/Light Trucks: 2.9%
3,255,000	Geely Automobile Holdings Ltd.	1,774,709
Building Products: 4.7%
471,000	Anhui Conch Cement Co., Ltd. - H Shares	1,148,120
3,103,000	China Lesso Group Holdings Ltd.	1,653,183
		2,801,303
Casino Hotels: 2.5%
498,000	Galaxy Entertainment Group Ltd.	1,483,800
Cellular Telecommunications: 3.5%
181,500	China Mobile Ltd.	2,096,340
Commercial Banks: 17.1%
604,500	BOC Hong Kong Holdings Ltd.	1,823,421
3,217,670	China Construction Bank Corp. - H Shares	2,138,302
854,000	China Merchants Bank Co., Ltd. - H Shares	1,922,657
1,609,000	China Minsheng Banking Corp., Ltd.	1,566,500
87,681	Dah Sing Financial Holdings Ltd.	541,061
3,889,330	Industrial & Commercial Bank of China Ltd. - H Shares	2,160,558
		10,152,499
Computers: 2.9%
2,880,000	Lenovo Group Ltd.	1,740,069
Computers Integrated Systems: 3.4%
2,284,000	PAX Global Technologies	2,001,147
Electronic Component – Miscellaneous: 7.2%
280,500	AAC Technologies Holdings Inc.	2,410,753
9,640,000	Tongda Group Holdings Ltd.	1,898,920
		4,309,673
Exchange Traded Funds (ETFs): 2.4%
1,824,300	db x-trackers CSI300 Index ETF	1,454,398
Gas – Distribution: 2.0%
211,000	Beijing Enterprises Holdings Ltd.	1,200,443
Industrial Automation: 3.0%
103,700	Hollysys Automation Technologies Ltd.	1,801,269

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.7% (Continued)	Value
Insurance: 5.2%
1,024,000	PICC Property & Casualty Co., Ltd. - H Shares	$1,618,556
336,000	Ping An Insurance Group Company of China Ltd. - H Shares	1,486,553
		3,105,109
Internet Application Software: 3.9%
101,900	Tencent Holdings Ltd.	2,321,456
Internet Content – Entertainment: 6.4%
19,675	NetEase Inc. - ADR	3,801,604
Machinery – General Industries: 0.8%
2,430,000	Chen Hsong Holdings	485,493
Medical: 2.7%
2,479,000	Sino Biopharmaceutical Ltd.	1,623,868
Oil Company – Exploration & Production: 3.1%
1,461,000	CNOOC Ltd.	1,822,098
Public Thoroughfares: 3.0%
1,934,000	Shenzhen Expressway Co., Ltd. - H Shares	1,768,327
Real Estate Operations/Development: 4.3%
586,000	China Overseas Land & Investments Ltd.	1,870,109
180,666	China Overseas Property Holdings*	26,778
1,381,000	Soho China Ltd.	667,284
		2,564,171
Retail – Apparel/Shoe: 6.2%
3,161,000	Belle International Holdings Ltd.	1,863,097
2,821,000	Lilang China Co.	1,796,248
		3,659,345
Shipbuilding: 1.6%
1,396,000	Yangzijiang Shipbuilding Holdings Ltd.	940,548
Telecommunication Equipment: 2.9%
162,900	VTech Holdings Ltd.	1,718,431
Textile-Products: 3.1%
1,457,000	Pacific Textiles Holdings Ltd.	1,823,208
	Total Common Stocks (cost $52,851,999)	58,735,123
	Total Investments in Securities (cost $52,851,999): 98.7%	58,735,123
	Other Assets less Liabilities: 1.3%	764,874
	Net Assets: 100.0%	$59,499,997

* Non-income producing security

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIVIDEND BUILDER FUND for the period ended June 30, 2016

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURN

	6 Months (Actual)	1 Year	3 Years	Since Inception (March 30, 2012)
Fund	4.84%	1.06%	6.78%	9.05%
Benchmark Index:
MSCI World Index	1.02%	-2.16%	7.60%	8.48%

The Fund's gross expense ratio is 1.77% and net expense ratio is 0.68% per the Summary Prospectus dated May 03, 2016. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.68% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2017. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Over the period (December 31, 2015 to June 30, 2016) the Fund was up 4.84%, versus the MSCI World Index which was up 1.02%. The Fund therefore outperformed the Index by 3.82% over the first half of 2016.

The year started on a particularly negative note with the equity markets selling off sharply in the first six weeks of the year, as investors focused on prospects for growth in the Chinese economy and how any slowdown there would affect surrounding regions, and further afield. However, it was remarkable how market sentiment turned on a sixpence in the middle of the quarter. At the low on February 11th, the MSCI World Index was down 11.47% from the start of the year, the S&P 500 Index was down 10.27%, and the MSCI Emerging Markets Index was down 10.17%. Yet, these Indices ended the quarter -0.19%, +1.35%, and +5.69%, respectively since the start of the year.

In the first quarter of 2016, the Fund was up 3.23%, versus the MSCI World Index down 0.18%.

In the second quarter of 2016, financial markets were dominated by events surrounding the UK vote to leave the European Union. This led to increased volatility and a move away from risk assets as political uncertainty clouded future economic prospects. The 'leave' vote triggered a sharp selloff in the UK equity market, but also weighed heavily on European equities, and in particular the European periphery. Currency markets witnessed historic moves as sterling weakened against the dollar to levels not seen for decades, the Euro declined versus a basket of global currencies, and 'safe havens' such as the US dollar and Japanese Yen strengthened considerably. Similarly, other assets seen as sanctuaries in uncertain times such as gold and government bonds rose in value as investors flocked to them for their perceived safety.

In the second quarter of 2016, the Fund was up 1.73%, versus the MSCI World Index up 1.20%.

2.  Activity

In the first half of the year we made one change to the companies held in the portfolio. In the first quarter, we sold our positions in Aberdeen Asset Management and bought a new position in Walmart.

DIVIDEND BUILDER FUND

3.  Portfolio Position

Price to Earnings Ratio (PERs) at 6/30/16	2015	2016e
Fund	15.9	16.0
MSCI World Index	20.1	17.4
Fund premium/(discount)	-20.6%	-8.4%

The portfolio on June 30th, by our calculations, had a PER of 16.0X (2016 expected earnings) versus the MSCI World Index at 17.4X (2016). This means the Fund traded on a significant discount (of just over 8%) compared to the broad market.

The table below shows the sector allocation of the Fund at the end of the period. The largest weighting is to the consumer staples sector at 20.5%. We had been steadily reducing our exposure to the consumer staples sector over the last 3 years from a maximum of approximately 30%, but the addition of Walmart to the portfolio increased this allocation by approximately 3% versus the weighting to this sector at the beginning of the year. The Fund continues to have no exposure to materials or utilities.

Sector allocation at 6/30/16
Consumer Discretionary	8.8%
Consumer Staples	20.5%
Energy	5.8%
Financials	16.9%
Health Care	14.1%
Industrials	17.6%
Information Technology	11.4%
Materials	0.0%
Telecommunication Services	2.9%
Utilities	0.0%
Cash	2.0%
100.0%

4.  Dividend

The Fund paid a dividend of $0.09 per share for the quarter ended March 31, 2016 and $0.12 per share for the quarter ended June 30, 2016.

5.  Outlook

By maintaining a valuation discipline we hope to avoid chasing the crowd into momentum stocks when markets are bullish. This was certainly the case in 2015 when just a handful of companies accounted for the majority of index returns for the year, almost none of which we owned. The first few weeks of 2016, however, was a case in point for how quickly these 'market darlings' can lose their lustre.

Instead we see time and again that companies who have demonstrated their ability to earn significantly above cost of capital returns on investment for long periods are well placed to weather whatever economic environments they find themselves in. We feel this ability to generate economic profits also allows these companies to continue to grow, albeit at potentially more moderate rates. This is usually well rewarded when market sentiment turns and investors begin to monitor cash flows and earnings results more closely than they might have when markets were rallying. The first half of 2016, has been a case in point for these types of companies. And it is pleasing that the Fund performance held up so well in such a volatile environment and our focus on good quality businesses, with sensible balance sheets, sustainable dividends, and that are priced at reasonable valuations was well rewarded.

DIVIDEND BUILDER FUND

And despite the Fund's good performance in the first half of the year, the PE ratio still trades at a significant discount to the broad market. This is a metric we watch closely and one that we believe highlights that there are still good value opportunities in well capitalised businesses that have long histories of above average returns on capital. We would argue that in today's world this type of approach of focusing on value, business quality, and dividends, with investments diversified across the globe remains a sensible way to invest in equities.

Matthew Page	Ian Mortimer	July 2016

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The MSCI Emerging Markets Index is designed to measure equity market performance in global emerging markets. These indices are unmanaged and are not available for investment, and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2016
GUINNESS ATKINSON DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	10.3%
% of Stocks in Top 10:	30.7%
Fund Managers:
Dr. Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
Japan Tobacco Inc.	3.4%	Imperial Tobacco Group PLC	3.0%
BAE Systems PLC	3.3%	Unilever PLC	3.0%
Mattel Inc.	3.1%	Vodacom Group Ltd.	2.9%
Schneider Electric SA	3.1%	TOTAL SA	2.9%
Largan Precision Co., Ltd.	3.1%	Royal Dutch Shell PLC - A Shares	2.9%
Industry Breakdown (% of net assets)
Pharmaceuticals	11.2%	Advertising Agencies	2.9%
Tobacco	6.4%	MRI/Medical Diagnostics Imaging	2.8%
Aerospace/Defense	6.0%	Life/Health Insurance	2.8%
Food - Miscellaneous/Diversified	5.8%	Aerospace/Defense - Equipment	2.8%
Oil Company - Integrated	5.8%	Commercial Service - Finance	2.8%
Insurance Brokers	5.7%	Networking Products	2.8%
Diversified Manufactured Operations	5.6%	Beverages - Non-alcoholic	2.8%
Finance - Other Services	5.6%	Cosmetics & Toiletries	2.8%
Toys	3.1%	Enterprise Software/Service	2.8%
Efficiency	3.1%	Applications Software	2.8%
Photo Equipment & Supplies	3.1%	Finance - Investment Banker/Broker	2.8%
Cellular Telecommunication	2.9%	Retail - Discount	2.8%
Distribution/Wholesale	2.9%

SCHEDULE OF INVESTMENTS
at June 30, 2016 (Unaudited)

GUINNESS ATKINSON DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 101.0%	Value
Australia: 2.8%
15,990	Sonic Healthcare Ltd.	$258,478
France: 8.9%
3,680	Danone SA	259,487
4,770	Schneider Electric SA	282,294
5,490	Total SA	264,294
		806,075
Germany: 2.8%
3,160	Deutsche Boerse AG	258,730
Hong Kong: 2.9%
540,000	Li & Fung Ltd.	262,911
Israel: 2.7%
4,950	Teva Pharmaceutical Industries Ltd. - ADR	248,639
Japan: 3.4%
7,600	Japan Tobacco Inc.	304,461
Netherlands: 2.9%
9,650	Royal Dutch Shell PLC - Class A	264,193
South Africa: 2.9%
23,400	Vodacom Group Ltd.	267,623
Taiwan: 3.1%
3,000	Largan Precision Co., Ltd.	278,431
United Kingdom: 17.8%
42,500	BAE Systems PLC	298,006
44,976	ICAP PLC	252,813
5,030	Imperial Tobacco Group PLC	273,053
5,660	Unilever PLC	271,494
2,115	Willis Towers Watson PLC	262,916
12,600	WPP PLC	261,610
		1,619,892

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 101.0% (Continued)	Value
United States: 50.8%
4,140	AbbVie Inc.	$256,307
3,580	Aflac Inc.	258,333
5,460	Arthur J Gallagher & Co.	259,896
7,740	CA Inc.	254,104
8,930	Cisco Systems Inc.	256,202
2,560	CME Group Inc.	249,344
5,640	Coca-Cola Co/The	255,661
4,270	Eaton Corp. PLC	255,047
1,820	General Dynamics Corp.	253,417
11,140	H&R Block Inc.	256,220
2,440	Illinois Tool Works Inc.	254,150
2,140	Johnson & Johnson	259,582
9,040	Mattel Inc.	282,862
4,430	Merck & Co., Inc.	255,212
4,970	Microsoft Corp.	254,315
3,010	Procter & Gamble Co/The	254,857
2,510	United Technologies Corp.	257,401
3,440	Wal-Mart Stores Inc.	251,189
		4,624,099
	Total Common Stocks (cost $8,721,991)	9,193,532
	Total Investments in Securities (cost $8,721,991): 101.0%	9,193,532
	Liabilities in Excess of Other Assets: (1.0%)	(92,144)
	Net Assets: 100.0%	$9,101,388

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended June 30, 2016

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	14.99%	-12.91%	-6.39%	-7.04%	-0.16%
Benchmark Indices:
MSCI World Energy Index	16.72%	-4.58%	-2.31%	-1.73%	2.00%
S&P 500 Index	3.82%	3.98%	11.60%	12.06%	7.41%

The Fund's expense ratio is 1.41% per the Summary Prospectus dated May 03, 2016.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Global Energy Fund, in the first six months of 2016, produced a total return of 14.99%. This compares to the price return of the MSCI World Energy Index of 16.72%, an underperformance of 1.73%. The Fund was ahead of the broad US market which was up over the period, as exemplified by the S&P 500 Index's total return of 3.82%.

2.  Activity

In January, we sold two of our energy service companies, Wood Group and Shawcor. We continue to admire both businesses as best in class in their respective specialisms, but with both likely to bear the brunt of the slowdown in large global oil & gas capital spending projects for some time to come, we felt there were better opportunities elsewhere. The decision to sell Wood Group, in particular, was also catalysed by the resilience of its earnings and share price through the downturn, with the stock essentially flat since the start of 2014 versus declines elsewhere.

We purchased one service company, Schlumberger, two integrated oil & gas companies, Imperial Oil and Chevron, and one solar company, Sunpower.

Schlumberger is the global leader in diversified oil and gas service provision. Again, it is a company we had admired for many years, and have been attracted to its impressive returns on capital, but not owned it since before the financial crisis due to its premium valuation. However, Schlumberger's stock price had nearly halved since its peak in 2014, presenting a good opportunity to purchase.

Imperial Oil is, after Suncor, Canada's second largest integrated Oil and Gas Company. Imperial's business is well diversified, comprising oil sands operations (producing bitumen and synthetic crude oil), oil refining and marketing and a chemicals business. The company has exhibited strong capital discipline over many years, contributing to higher than average returns on capital versus its Canadian peers. We believe the company's spread of underlying operations, and well capitalised balance sheets, leaves it well placed to weather the low oil price environment.

We last owned Chevron in 2014 when we sold it, perceiving it to be the most expensive of the international oil and gas majors. With the stock underperforming its peers in 2015, we saw better value in the stock again versus its peers, hence choosing to include it again in our portfolio.

Our purchase of Sunpower reflected our interest in the growth of the solar sector globally, which we expect to continue in 2016. Sunpower's core business is solar project development in the US, involving both module and system sales. The company also has significant stake in a solar development company, 8point3, which it launched last year as a joint venture with First Solar. The combination of a long-term extension to the incentive tax credit system for solar installations in the US, announced in December 2015, together with a sharp fall in Sunpower's stock price in the middle of January, were the final catalysts for purchasing the stock.

In June, we sold Southwestern Energy and bought ConocoPhillips.

GLOBAL ENERGY FUND

ConocoPhillips is a US$50bn market capitalisation international Exploration and Production (E&P) company with specific focus on North American operations. We believe that the share price is currently reflecting a long term oil price assumption of around $55-60/bl and we see an attractive upside in the equity should oil prices recover to $70-75/bl. We sold Southwestern Energy (a pure play North American gas E&P Company) as we had concern over the company's financial position and saw the strong rally in the share price this year as an opportunity to reduce exposure and switch to a company offering better financial metrics.

3.  Portfolio Position

The Fund, at June 30, 2016, was on an average price to earnings ratio (P/E) versus the S&P 500 Index, as shown in the following table:

	2009		2010		2011		2012		2013		2014		2015		2016
Fund P/E	12.7		8.2		7.4		7.6		8.4		9.0		19.6		35.4
S&P 500 P/E	36.9		25.1		21.8		21.7		19.6		18.6		20.9		18.4
Premium (+) / Discount (-)	-66%		-67%		-66%		-65%		-57%		-52%		-6%		92%
Average oil price (WTI $)	$61.9/	bbl	$79.5/	bbl	$95/	bbl	$94/	bbl	$98/	bbl	$100/	bbl	$48/	bbl

Source: Standard and Poor's; Guinness Atkinson Asset Management; WTI=West Texas Intermediate

The Brent spot oil price, a key driver of earnings and sentiment in the sector, increased from around $36/bl to $48/bl, whilst the Brent four year forward price increased from $56/bl to $59/bl. We have been stating since the start of the year that oversupply in the oil market is diminishing, via a combination of strong global oil demand growth, declining US shale supply, weaker production elsewhere in the non-OPEC community, and little growth in OPEC beyond Iran's expected recovery post the lifting of sanctions. Each of these rebalancing factors progressed over the first half of the year, with temporary oil supply outages caused by wildfires in Canada and militant attacks on oil pipelines in Nigeria, providing further support.

Within the portfolio, the strongest performers were generally oil and gas price levered large-cap energy companies, with particular strength from US exploration and production companies (Newfield +35.7%; Southwestern +76.9%; QEP +31.6%). As a group, the US producers benefitted from rising commodity prices and, in a number of cases, improving well results announced during the quarter, especially Newfield and QEP.

We were also pleased to see one of our smaller exploration and production holdings, Bankers Petroleum (+115.2%), subject to a take-over bid in March by one of China's largest E&P companies, Geo-Jade.

US and European 'supermajor' Oil and Gas Company's also outperformed (Royal Dutch Shell +24.0%; Exxon +22.4%; Chevron +19.3%), beneficiaries of the continued chase across broad equity markets for income, and rotation into large well diversified energy stocks as the first phase of the recovery in the sector.

Weaker performers included our one US refining position (Valero -26.3%), affected by lower refining margins, and Canadian oil sands producers, and impacted by the supply disruptions caused by wildfires (Imperial Oil -2.7%). The solar sector also underperformed (Trina Solar -29.8%; JA Solar -29.4%), held back by poor sentiment towards China and consequent fears of a slowdown in domestic solar demand.

GLOBAL ENERGY FUND

The sector and geographic weightings of the portfolio at June 30, 2016 and December 31, 2015 were as follows:

Sector breakdown (%)
	June 30, 2016	December 31, 2015
Integrated Oil & Gas	44.2	40.5
Oil & Gas Exploration & Production	38.6	37.0
Oil & Gas Drilling	2.0	1.7
Oil & Gas Equipment & Services	8.5	11.1
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	2.7	4.1
Construction & Engineering	0.0	0.0
Solar	2.7	4.9
Cash	1.2	0.7
TOTAL	100	100
Geographic breakdown (%)
	June 30, 2016	December 31, 2015
US	51.1	47.1
Canada	11.9	12.2
UK	7.0	10.7
Latin America, Hong Kong & Russia	11.0	10.8
Europe	17.5	18.3
Australia	0.3	0.2
Cash	1.2	0.7
TOTAL	100	100

4.  Market Background & Outlook

Pulling the various supply and demand factors together, we expect the world oil market to rebalance during the second half of 2016. We remind investors that in the 1998/1999 cycle, this point of rebalancing coincided with the trough in oil prices and the trough in energy equities. Given the move in energy equities and oil prices so far this year, it would appear that oil prices and energy equities have already started to move ahead of the rebalancing point this time around.

The factors mentioned above make us increasingly confident in a longer-term recovery to around $75/bbl. We believe that $75/bbl is not a big stretch in terms of affordability; at this price the 'world oil bill' will still only represent 2.5% of world Gross domestic product (GDP) versus a 20 year average of 3.2%.

Energy equities have outperformed the broad market in the first six months of 2016, but remember this in the context that the MSCI World Energy Index underperformed the MSCI World Index for 91 months to the end of December 2015.

The valuation sensitivity work that we regularly perform tells us that energy equities are today discounting an oil price (into perpetuity) of around $55/barrel. (i.e. broadly in line with four year forward Brent/WTI oil prices which are currently at $59/$55/bbl). When the sector troughed in January 2016, we estimate that the market priced around $45-50/bbl into energy equities and for reference, we believe that $80-85/bbl was priced in when oil prices were $100/bbl in 2013-2014; i.e. we are still near the bottom of the 'trading range' for oil prices that are implied in energy equities.

GLOBAL ENERGY FUND

As a group, we see energy equities screening very attractively on a number of longer term valuation metrics. The weighting to Energy in the S&P 500 Index is still only 7.1% (relative to a long run average of 9.5%) and US energy equities are still only trading at 0.48x of the price/book value of the S&P 500 Index, having historically averaged 0.86x. While we do not expect Brent oil prices to recover to $100/bl in the medium term, we do believe that the profitability of the energy industry can improve significantly, as a result of both oil price rising and sustained cost control. Both will be key drivers of improvements in return on capital in the sector, and valuation metrics.

If you believe, as we do, that a recovery in the oil price to $70+/bbl is likely, the case for accumulating energy equities at this level looks good, with upside across the energy complex of around 50-60%.

Overall, the Fund continues to seek to be well placed to benefit from the oil and gas price environment described above.

Tim Guinness		July 2016

Will Riley	Jonathan Waghorn

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. These indices are unmanaged and are not available for investment, and do not incur expenses.

GDP – Gross domestic product is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

Price to earnings ratio (P/E) – is the ratio of a company's stock price to the company's earnings per share.

Price/book value – ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

E&P – Exploration and Production

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2016
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	41
Portfolio Turnover:	15.2%
% of Stocks in Top 10:	37.0%
Fund Managers:
Timothy W. N. Guinness
Will Riley
Jonathan Waghorn
Top 10 Holdings (% of net assets)
Statoil ASA	4.0%	Hess Corp.	3.7%
CNOOC Ltd.	3.9%	Gazprom OAO - ADR	3.6%
Royal Dutch Shell PLC - A Shares	3.8%	Halliburton Co.	3.6%
Canadian Natural Resources Ltd.	3.8%	Noble Energy Inc.	3.5%
Newfield Exploration Co.	3.7%	Apache Corp.	3.4%
Industry Breakdown (% of net assets)
Oil & Gas - Exploration & Production	43.8%	Oil Refining & Marketing	2.7%
Oil & Gas - Integrated	40.9%	Machinery - General Industries	0.2%
Oil & Gas - Field Services	8.4%	Oil & Gas - Drilling	0.1%
Energy - Alternate Sources	2.7%

SCHEDULE OF INVESTMENTS
at June 30, 2016 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 98.8%	Value
Energy – Alternate Sources: 2.7%
63,302	JA Solar Holdings Co., Ltd. - ADR*	$433,619
25,300	SunPower Corp.*	391,897
63,603	Trina Solar Ltd. - ADR*	492,287
		1,317,803
Machinery – General Industries: 0.2%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares	75,502
Oil & Gas – Drilling: 0.1%
4,183,810	Cluff Natural Resources PLC*	66,836
Oil & Gas – Exploration & Production: 43.8%
29,909	Apache Corp.	1,665,034
462,100	Bankers Petroleum Ltd.*	736,813
59,400	Canadian Natural Resources Ltd.	1,832,644
30,070	Carrizo Oil & Gas Inc.*	1,078,010
1,529,000	CNOOC Ltd.	1,906,904
37,000	ConocoPhillips	1,613,200
43,000	Devon Energy Corp.	1,558,750
988,710	EnQuest PLC*	421,191
29,543	Hess Corp.	1,775,534
575,230	JKX Oil & Gas PLC*	124,564
40,386	Newfield Exploration Co.*	1,784,254
47,070	Noble Energy Inc.	1,688,401
21,100	Occidental Petroleum Corp.	1,594,316
46,199	Ophir Energy PLC*	48,433
63,200	QEP Resources Inc.	1,114,216
1,890,000	Sino Gas & Energy Holdings Ltd.*	139,547
249,550	SOCO International PLC	472,574
200,000	Tullow Oil Plc	698,108
63,397	Unit Corp.*	986,457
254,740	WesternZagros Resources Ltd.*	22,675
		21,261,625
Oil & Gas – Field Services: 8.4%
38,500	Halliburton Co.	1,743,665
103,880	Helix Energy Solutions Group, Inc.*	702,229
20,500	QUALCOMM Inc.	1,621,140
		4,067,034

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.8% (Continued)	Value
Oil & Gas – Integrated: 40.9%
268,340	BP PLC	$1,565,194
15,800	Chevron Corp.	1,656,314
99,850	ENI SpA	1,612,045
17,000	Exxon Mobil Corp.	1,593,580
406,460	Gazprom OAO - ADR	1,751,843
51,401	Imperial Oil Ltd	1,626,435
54,718	OMV AG	1,531,138
2,365,000	PetroChina Co., Ltd. - H Shares	1,608,552
67,430	Royal Dutch Shell PLC - Class A	1,846,067
111,910	Statoil ASA	1,937,767
56,876	Suncor Energy, Inc.	1,577,798
32,070	Total SA	1,543,880
		19,850,613
Oil Refining & Marketing: 2.7%
25,969	Valero Energy, Corp.	1,324,419
	Total Common Stocks (cost $59,000,765)	47,963,832
	Total Investments in Securities (cost $59,000,765): 98.8%	47,963,832
	Other Assets less Liabilities: 1.2%	577,421
	Net Assets: 100.0%	$48,541,253

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended June 30, 2016

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund
Investor Class	-2.35%	-5.09%	9.78%	11.04%	8.18%
Institutional Class*	-2.22%	-4.97%	9.82%	11.06%	8.20%
Benchmark Indices:
MSCI World Index	1.02%	-2.16%	7.60%	7.27%	5.07%
S&P 500 Index	3.82%	3.98%	11.60%	12.06%	7.41%
NASDAQ Composite Index	-2.62%	-1.59%	13.91%	13.28%	9.56%

* Institutional Class commenced operations on December 31, 2015. The performance figures for the Institutional Class include the performance of the Investor Class for the periods prior to the inception date of the Institutional Class.

The Fund's gross and net expense ratios for the Investor Class shares is 1.27% and 1.24%, respectively, and for the Institutional Class shares is 1.07% and 0.99%, respectively, per the Summary Prospectus dated May 03, 2016. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets of the Investor Class shares and the Institutional Class shares will not exceed 1.24% and 0.99%, respectively (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2018. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Over the period (December 31, 2015 to June 30, 2016) the Fund's Investor Class and Institutional Class were down 2.35% and 2.22%, respectively versus the MSCI World Index which was up 1.02%. The Fund's Investor Class and Institutional Class therefore underperformed the Index by 3.37% and 3.24% over the first half of 2016.

The year started on a particularly negative note with the equity markets selling off sharply in the first six weeks of the year as investors focussed on prospects for growth in the Chinese economy and how any slowdown there would affect surrounding regions, and further afield. However, it was remarkable how market sentiment turned on a sixpence in the middle of the quarter. At the low on February 11th the MSCI World index was down 11.47% from the start of the year, the S&P500 was down 10.27%, and the MSCI Emerging Markets Index was down 10.17%. Yet these benchmarks ended the quarter -0.19%, +1.35%, and +5.69%, respectively since the start of the year.

In the first quarter of 2016, the Fund's Investor Class was down 0.48% versus the MSCI World Index down 0.18%.

In the second quarter of 2016, financial markets were dominated by events surrounding the UK vote to leave the European Union. This led to increased volatility and a move away from risk assets as political uncertainty clouded future economic prospects. The 'leave' vote triggered a sharp selloff in the UK equity market, but also weighed heavily on European equities, and in particular the European periphery. Currency markets witnessed historic moves as sterling weakened against the dollar to levels not seen for decades, the Euro declined versus a basket of global currencies, and 'safe havens' such as the US dollar and Japanese Yen strengthened considerably. Similarly, other assets seen as sanctuaries in uncertain times such as gold and government bonds rose in value as investors flocked to them for their perceived safety.

In the second quarter of 2016, the Fund's Investor Class was down 1.88%, versus the MSCI World Index up 1.20%.

GLOBAL INNOVATORS FUND

2.  Activity

In the first half of the year, we made one change to the companies held in the portfolio. During the first quarter we bought a position in Siemens and sold our position in PTC.

3.  Portfolio Position

The Fund at the end of the quarter was trading on 14.9X 2016 earnings; a discount of 14.4% to the equivalent measure for the MSCI World Index which, in our opinion, is a significant discount considering the quality of the companies held in the portfolio today.

Our largest allocation is to the IT sector with a weighting of 52.7%, which is approximately in line with where the Fund started the year. This broad allocation can be split into software and services (19%), technology hardware and equipment (13%), and semiconductors (20%) – which highlights that the Fund is not overly concentrated in one single part of the market. We continue to own no consumer staples, materials, telecoms or utilities companies.

Sector allocation at 6/30/2016
Consumer Discretionary	11.4%
Consumer Staples	0.0%
Energy	3.5%
Financials	9.2%
Health Care	6.0%
Industrials	17.0%
Information Technology	52.7%
Materials	0.0%
Telecommunication Services	0.0%
Utilities	0.0%
Cash	0.2%
Total	100.0%

4.  Outlook

The first half of 2016, has been a difficult period to navigate as political and policy-led initiatives have once again driven markets and investor sentiment. Despite strong performance from our overweight positons in industrials and IT, the Fund lagged the benchmark in the first quarter due to a lack of exposure to the most positive performing sectors of materials, energy, and utilities. Materials and energy companies benefitted from a recovery of commodity prices, which had reached lows in the early part of February and utilities were once again sought as investors searched for yield and low volatility of returns. The Fund has historically had a low exposure to these sectors as they do not typically contain companies with the characteristics we seek; namely high and sustainable, or quickly growing return on capital.

Unsurprisingly, defensive sectors of the market fared best through the second quarter as the turmoil created by the Brexit vote in the UK roiled markets. Utilities, Consumer Staples, Telecommunications, and Health Care all featured in the top half of the sector performance table during that period. The energy sector was somewhat of an outlier, its cyclical nature not typically one that is rewarded in a 'risk off' environment. The Fund typically has a low exposure to the defensive sectors and has only one energy holding today (Schlumberger, the leading oil services business) and therefore did not capture the rally in these sectors over the period.

We continue to apply a value-discipline to looking for growth companies whereby we look for some kind of margin of safety in the valuation of the company so if the growth we are expecting is not as strong as we would like, or the company suffers for a reason we could not necessarily foresee, then this can act as a buffer to the price paid. Typically, we look for companies that are trading on earnings multiples either (i) lower than the average multiple the company has traded on over the previous 10 years,

GLOBAL INNOVATORS FUND

(ii) lower than their peer group, or (iii) lower than the broad market. This approach has served us very well in the past and we believe over the long term this way of investing provides the best way of outperforming the market without taking undue risks – but it can mean the fund will underperform over shorter periods.

Overall we continue to try and focus on companies that have the ability to generate decent returns on capital throughout a business cycle – quality, innovative companies that provide robust cash flows. We also remain on the lookout for companies that can grow revenues and market share in the medium term through innovative business practices and new products.

Matthew Page	Ian Mortimer	July 2016

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the 'prism' of innovation to highlight those we think might be winners in the future – and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies can outperform in the future and that a value discipline to stock selection will add meaningfully to that performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Standard & Poor's 500 Index is a market capitalization-weighted index composed of 500 widely held common stocks of U.S. companies. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The MSCI Emerging Markets Index is an index created by Morgan Stanley Capital International (MSCI) designed to measure equity market performance in global emerging markets. These indices are unmanaged and are not available for investment, and do not incur expenses.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2016
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	5.9%
% of Stocks in Top 10:	39.7%
Fund Managers:
Matthew Page
Dr. Ian Mortimer
Top 10 Holdings (% of net assets)
NVIDIA Corp.	5.1%	Oracle Corp.	3.8%
Applied Materials Inc.	4.5%	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	3.7%
Samsung Electronics Co., Ltd. - GDR	4.3%	Comcast Corp. - Class A	3.6%
Danaher Corp.	3.9%	Schneider Electric	3.5%
Cisco Systems Inc.	3.8%	Boeing Co.	3.5%
Industry Breakdown (% of net assets)
Electronic Components - Semiconductor	12.9%	Power Conversion/Supply Equipment	3.5%
Semiconductor	11.7%	Finance - Other Services	3.3%
Diversified Manufacturing Operations	10.6%	Application Software	3.2%
Computers	7.6%	Fiduciary Banks	3.2%
Enterprise Software/Services	6.9%	Machinery	3.1%
Commercial Services	5.5%	Television	3.1%
Networking Products	3.8%	Medical - Biomedical	3.0%
Cable/Satellite TV	3.6%	Web Portals	2.9%
Aerospace/Defense	3.5%	Investment Management/Advisor Service	2.7%
Oil Company - Integrated	3.5%	Distribution/Wholesale	2.3%

SCHEDULE OF INVESTMENTS
at June 30, 2016 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.9%	Value
Aerospace/Defense: 3.5%
41,940	Boeing Co.	$5,446,748
Application Software: 3.2%
62,700	Check Point Software Technologies Ltd.*	4,995,936
Cable/Satellite TV: 3.6%
86,810	Comcast Corp. - Class A	5,659,144
Commercial Services: 5.5%
155,250	H&R Block, Inc.	3,570,750
136,750	Paypal Holdings, Inc.*	4,992,743
		8,563,493
Computers: 7.6%
77,880	Cognizant Technology Solutions Corp. - A Shares*	4,457,851
5,584,000	Lenovo Group Ltd.	3,373,801
213,610	Verifone Systems Inc.*	3,960,329
		11,791,981
Distribution/Wholesale: 2.3%
7,320,000	Li & Fung Ltd.	3,563,910
Diversified Manufacturing Operations: 10.6%
59,520	Danaher Corp.	6,011,520
88,780	Eaton Corp. PLC	5,302,829
51,120	Siemens AG	5,236,633
		16,550,982
Electronic Components – Semiconductor: 12.9%
164,600	Intel Corp.	5,398,880
168,045	NVIDIA Corp.	7,899,795
10,810	Samsung Electronics Co., Ltd. - GDR	6,746,884
		20,045,559
Enterprise Software/Services: 6.9%
143,130	Oracle Corp.	5,858,311
64,020	SAP SE	4,785,342
		10,643,653
Fiduciary Banks: 3.2%
92,134	State Street Corp.	4,967,865
Finance – Other Services: 3.3%
19,730	IntercontinentalExchange, Inc.	5,050,091
Investment Management/Advisor Service: 2.7%
425,940	WisdomTree Investments Inc.	4,169,953

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.9% (Continued)	Value
Machinery: 3.1%
28,190	Roper Industries, Inc.	$4,808,086
Medical – Biomedical: 3.0%
55,510	Gilead Sciences, Inc.	4,630,644
Networking Products: 3.8%
208,095	Cisco Systems Inc.	5,970,246
Oil Company – Integrated: 3.5%
68,180	Schlumberger Ltd.	5,391,674
Power Conversion/Supply Equipment: 3.5%
92,550	Schneider Electric	5,477,216
Semiconductor: 11.7%
290,310	Applied Materials Inc.	6,958,731
101,030	QUALCOMM Inc.	5,412,177
218,869	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	5,740,934
		18,111,842
Television: 3.1%
209,530	TEGNA, Inc.	4,854,810
Web Portals: 2.9%
6,490	Alphabet Inc. - A Shares*	4,565,910
	Total Common Stocks (cost $159,525,109)	155,259,743
	Total Investments in Securities (cost $159,525,109): 99.9%	155,259,743
	Other Assets less Liabilities: 0.1%	84,546
	Net Assets: 100.0%	$155,344,289

*  Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

RENMINBI YUAN & BOND FUND for the period ended June 30, 2016

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (Actual)	1 Year	3 Years	5 Years	Since inception (June 30, 2011)
Fund	0.94%	-5.00%	0.05%	1.00%	1.00%
Comparisons:
Hang Seng Markit iBoxx Offshore RMB Bond Overall Index	1.02%	-2.91%	1.64%	2.18%	2.18%
RMB Cash Offshore (CNH)*	-1.54%	-6.96%	-2.74%	-0.62%	-0.62%
RMB Cash Onshore (CNY)*	-2.32%	-6.72%	-2.63%	-0.56%	-0.56%

* Net change in exchange rate versus U.S. dollar.

The Fund's gross expense ratio is 1.05% and net expense ratio is 0.93% per the Summary Prospectus dated May 03, 2016. The Advisor has contractually agreed to waive a portion of its advisory fees and/or reimburse other Fund expenses so that the Fund's ratio of expenses to average daily net assets will not exceed 0.90% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2017. To the extent that the Advisor waives fees and/or reimburses expenses, it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived and/or reimbursed, subject to the applicable cap.

The Fund was previously benchmarked against the HSBC Offshore Bond Index. Calculation of this index ceased in April 2016 and accordingly the benchmark data is no longer available.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund imposes a 2% redemption fee on the sales of shares held less than 30 days. Performance data quoted does not reflect this redemption fee. Total returns for certain periods reflect expense limitations in effect and, in the absence of these limitations, total returns would have been lower.

The Fund rose 0.94% compared to the offshore renminbi (CNH) which fell 1.54% against the dollar in the first half of the year.

Chinese markets had a rough start to the year with drops in both stock markets and a 0.5% drop in the exchange rate against the US dollar sparking market falls around the world. However, even at the time it was apparent to more seasoned observers that the market panic was unjustified. Although economic data had been weak, the Chinese had been adding stimulus to the economy since the middle of last year and an improvement was already becoming visible. By March, markets and currency had stabilised.

The Chinese economy remains hard to read due to the complex challenges that face it, the stage of its development and the irregularity of government policy communications. The picture we see is one of aggregate deceleration but supportive and stable monetary conditions. The overall growth deceleration is due to the dominance in size of the heavy industrial sector and obscures strength in the private and services sectors. Interest rates in China have been stable and overall monetary conditions have improved since the central bank began conduction open market operations on a daily basis.

The management of the exchange rate has moved away from its US dollar focus toward a trade-weighted basket. This takes into consideration the value of the renminbi against the currencies of all its trading partners meaning that dollar and yen strength is set alongside weakness in the euro. This approach was what lay behind the drop in the exchange rate against the dollar at the start of the year and it was the inadequacy of government communications about that fact that triggered the sharp market response. Since then, the renminbi has weakened against the dollar (because of dollar strength) but this has been less pronounced against the trade-weighted basket and markets, both international and Chinese, have taken it in their stride.

The performance of the bonds in the portfolio has been good, offsetting declines in the currency. At the start of the year the yield to maturity of the fund stood at 4.76%; by the end of June it had fallen to 2.65%. This reflects the overall improvement in offshore renminbi bond yields which have seen sovereign yields converge form 1% above to 0.4% above their onshore equivalents. Greater

RENMINBI YUAN & BOND FUND

trading activity in the marketplace has also brought an improvement in pricing with bid/ask spreads narrowing from 0.75% at the start of the year to 0.5% by the middle of June.

2.  Portfolio Position

The portfolio is 84% invested in RMB denominated bonds with a 19% held in RMB cash. Government and supranational issuers account for almost 25% of the portfolio and 66% hold a credit rating of BBB or higher (using Standard & Poor's methodology). A further 18% of the portfolio carries no rating but we deem the bulk of those to be of equivalent quality. Our approach remains, as it has for the past five years, to focus on higher quality issues and to reduce credit risk.

3.  Outlook and Strategy

We believe the currency could weaken further against the dollar in coming months as China seeks let the market find its level. However, it remains our view that the currency is undervalued based on China's trade and current account surplus today. It remains our view also that as China's economy continues to develop and as the consumer market grows that China's currency will rise and surpass its 2014 peak against the dollar. In the meantime, China's offshore bond market offers attractive yields with short duration which makes it a rarity on world bond markets. There is no question that renminbi denominated assets are out of favour today but China continues to demonstrate resilience and economic growth. China remains the ultimate market for goods ranging from aircraft, to cars to telephones and is still a major source of investment capital. We believe these all point to the likelihood of growing demand for renminbi over time.

Edmund Harriss	July 2016

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The Hang Seng Markit iBoxx Offshore RMB Bond Overall Index ("HSM iBoxx") is designed to track the performance of the offshore RMB bond market. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Investment Grade Bonds are typically those that are rated between AAA and BBB- by S&P.

Duration – The duration number is a complicated calculation involving present value, yield, coupon, final maturity and call features. Fortunately for investors, this indicator is a standard data point provided in the presentation of comprehensive bond and bond mutual fund information. The bigger the duration number, provided in years, the greater the interest-rate risk or reward for bond prices

Bid-ask spread is the amount by which the ask price exceeds the bid price for an asset in the market.

Sovereign bond yield – is the interest rate paid on a government (sovereign) bond.

Yield To Maturity – is the total return anticipated on a bond if the bond is held until the end of its lifetime.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2016
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	14
Portfolio Turnover:	0.0%
% of Investments in Top 10:	60.4%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Lenovo Group Ltd., 4.950%, 06/10/20	6.1%	Caisse d'Amort de la Dette Sociale, 3.800%, 02/06/17	6.0%
Shenzhen Qianhai Financial Holdings Co., Ltd., 4.550%, 10/28/17	6.1%	Export Import Bank of China/The, 3.350%, 06/18/17	6.0%
New World China Land Ltd., 5.500%, 02/06/18	6.1%	Air Liquide Finance SA, 3.000%, 09/19/16	6.0%
BOC Aviation Pte. Ltd., 4.500%, 11/20/18	6.1%	Caterpillar Financial Services Corp., 3.400%, 11/25/17	6.0%
Far East Horizon Ltd., 5.450%, 12/11/16	6.0%	China Government Bond, 3.020%, 06/27/18	6.0%
Industry Breakdown (% of net assets)
Sovereign	18.0%	Real Estate Operator/Developer	6.1%
Finance - Leasing Company	12.1%	Special Purpose Banks	6.0%
Commerical Banks	12.0%	Machinery	6.0%
Computers	6.2%	Industrial Gases	6.0%
Finance - Diversified	6.1%	Oil Company - Integrated	6.0%

SCHEDULE OF INVESTMENTS
at June 30, 2016 (Unaudited)

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 84.5%	Value
Commerical Banks: 12.0%
1,000,000	Industrial & Commercial Bank of China Ltd., 3.500%, 9/23/16	$149,256
1,000,000	Industrial & Commercial Bank of China Ltd., 3.350%, 11/19/16	149,329
		298,585
Computers: 6.2%
1,000,000	Lenovo Group Ltd., 4.950%, 06/10/20	152,534
Finance-Diversified: 6.1%
1,000,000	Shenzhen Qianhai Financial Holdings Co., Ltd., 4.550%, 10/28/17	151,934
Finance – Leasing Company: 12.1%
1,000,000	BOC Aviation Pte. Ltd., 4.500%, 11/20/18	151,812
1,000,000	Far East Horizon Ltd., 5.450%, 12/11/16	150,249
		302,061
Industrial Gases: 6.0%
1,000,000	Air Liquide Finance SA, 3.000%, 09/19/16	149,625
Machinery: 6.0%
1,000,000	Caterpillar Financial Services Corp., 3.400%, 11/25/17	149,557
Oil Company – Integrated: 6.0%
1,000,000	BP Capital Markets PLC, 3.650%, 02/28/19	148,942
Real Estate Operator/Developer: 6.1%
1,000,000	New World China Land Ltd., 5.500%, 02/06/18	151,889
Sovereign: 18.0%
1,000,000	Caisse d'Amort de la Dette Sociale, 3.800%, 02/06/17	150,101
1,000,000	China Government Bond, 3.020%, 06/27/18	149,517
1,000,000	United Kingdom Government Int'l Bond, 2.700%, 10/21/17	149,110
		448,728
Special Purpose Banks: 6.0%
1,000,000	Export Import Bank of China/The, 3.350%, 06/18/17	149,634
	Total Corporate Bonds (cost $2,264,482)	2,103,489
	Total Investments in Securities (cost $2,264,482): 84.5%	2,103,489
	China Yuan (Offshore): 18.9%	469,033
	Liabilities in Excess of Other Assets : (3.4%)	(84,272)
	Net Assets: 100.0%	$2,488,250

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2016 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$18,747,368	$12,973,949	$7,294,845	$52,851,999
Investments in securities, at value	$12,223,705	$15,245,634	$7,347,802	$58,735,123
Cash	—	394,752	—	475,685
Cash denominated in foreign currency (cost of $38,543, $0, $0 and $0, respectively)	38,225	—	—	—
Receivables:
Securities sold	297,043	—	—	—
Fund shares sold	625	—	400	1,720
Dividends and interest	76,182	117,005	41,986	533,729
Due from Advisor, net	—	—	6,061	—
Prepaid expenses	15,237	11,528	9,852	16,005
Total assets	12,651,017	15,768,919	7,406,101	59,762,262
Liabilities
Overdraft due to custodian bank	246,964	—	108,206	—
Payable for securities purchased	227,178	—	—	—
Payable for Fund shares redeemed	2,380	5,000	53,991	31,171
Due to Advisor, net	5,045	10,931	—	48,774
Accrued administration fees	371	1,200	471	2,996
Accrued shareholder servicing plan fees	2,929	1,974	236	10,180
Deferred trustees' compensation	35,750	55,669	24,332	115,559
Other accrued expenses	27,248	30,031	18,811	53,585
Total liabilities	547,865	104,805	206,047	262,265
Net Assets	$12,103,152	$15,664,114	$7,200,054	$59,499,997
Composition of Net Assets
Paid-in capital	$112,076,566	$14,279,501	$10,420,495	$54,283,799
Undistributed net investment income (loss)	18,553	77,100	(44,581)	495,664
Accumulated net realized loss on investments and foreign currency	(93,467,252)	(964,380)	(3,228,898)	(1,162,888)
Net unrealized appreciation (depreciation) on:
Investments	(6,523,663)	2,271,685	52,957	5,883,124
Foreign currency	(1,052)	208	81	298
Net Assets	$12,103,152	$15,664,114	$7,200,054	$59,499,997
Number of shares issued and outstanding (unlimited shares authorized, no par value)	4,592,471	1,039,694	535,487	3,195,654
Net asset value per share	$2.64	$15.07	$13.45	$18.62

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2016 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$8,721,991	$59,000,765	$159,525,109	$2,264,482
Investments in securities, at value	$9,193,532	$47,963,832	$155,259,743	$2,103,489
Cash	—	412,490	—	—
Cash denominated in foreign currency (cost of $1,810, $0, $210,194 and $471,719, respectively)	1,810	—	205,332	469,033
Receivables:
Securities sold	35,333	399,863	—	—
Fund shares sold	4,079	81,564	154,587	10,000
Dividends and interest	34,329	213,440	331,840	15,118
Due from Advisor, net	7,948	—	—	6,181
Prepaid expenses	14,254	16,917	51,647	10,205
Total assets	9,291,285	49,088,106	156,003,149	2,614,026
Liabilities
Overdraft due to custodian bank	32,699	—	350,758	30,176
Payable for Fund shares redeemed	121,912	50,806	119,489	18,935
Due to Advisor, net	—	27,188	92,997	—
Accrued administration fees	430	307	2,367	1,532
Accrued shareholder servicing plan fees	600	6,477	2,612	641
Deferred trustees' compensation	9,321	55,508	83,574	26,006
Other accrued expenses	24,935	406,567	7,063	48,486
Total liabilities	189,897	546,853	658,860	125,776
Net Assets	$9,101,388	$48,541,253	$155,344,289	$2,488,250
Composition of Net Assets
Paid-in capital	$9,217,281	$75,227,256	$159,828,192	$7,005,571
Undistributed net investment income (loss)	25,019	253,686	897,343	(43,895)
Accumulated net realized loss on investments and foreign currency	(613,346)	(15,883,858)	(1,111,184)	(4,309,484)
Net unrealized appreciation (depreciation) on:
Investments	471,541	(11,036,933)	(4,265,366)	(160,993)
Foreign currency	893	(18,898)	(4,696)	(2,949)
Net Assets	$9,101,388	$48,541,253	$155,344,289	$2,488,250
Number of shares issued and outstanding (unlimited shares authorized, no par value)	596,972	2,276,662	—	215,608
Net asset value per share	$15.25	$21.32	—	$11.54
Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding			$138,237,643
Shares of beneficial interest issued and outstanding			4,498,487
Net asset value per share	—	—	$30.73	—
Institutional Class shares:
Net assets applicable to shares outstanding			$17,106,646
Shares of beneficial interest issued and outstanding			555,929
Net asset value per share	—	—	$30.77	—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2016 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Investment Income
Dividends*	$183,380	$249,744	$148,072	$1,061,506
Total income	183,380	249,744	148,072	1,061,506
Expenses
Advisory fees	61,766	72,767	35,239	289,125
Shareholder servicing plan fees	12,044	9,504	7,343	36,662
Transfer agent fees and expenses	22,439	14,953	10,443	39,891
Fund accounting fee and expenses	14,460	14,857	14,972	25,929
Administration fees	2,841	5,141	2,409	17,951
Custody fees and expenses	3,242	4,784	5,951	10,639
Audit fees	8,976	12,216	8,951	12,216
Legal fees	2,992	4,790	2,889	17,452
Registration fees	9,126	8,478	8,454	8,582
Printing	7,231	4,692	4,478	7,480
Trustees' fees and expenses	4,488	2,488	2,675	4,478
Insurance	694	810	386	3,502
CCO fees and expenses	3,920	4,166	3,591	7,453
Miscellaneous	648	748	1,048	1,496
Interest expense	635	42	191	—
Total expenses	155,502	160,436	109,020	482,856
Less: fees waived and expenses absorbed	(32,569)	(16,316)	(70,067)	—
Net expenses	122,933	144,120	38,953	482,856
Net investment income	60,447	105,624	109,119	578,650
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(2,753,414)	(432,993)	10,005	(1,159,605)
Foreign currency	2,687	5,816	(2,346)	(3,283)
	(2,750,727)	(427,177)	7,659	(1,162,888)
Net unrealized appreciation (depreciation) on:
Investments	958,362	997,087	353,022	(2,565,437)
Foreign currency	1,373	6,621	113	298
	959,735	1,003,708	353,135	(2,565,139)
Net realized and unrealized gain (loss) on investments and foreign currency	(1,790,992)	576,531	360,794	(3,728,027)
Net Increase (Decrease) in Net Assets from Operations	$(1,730,545)	$682,155	$469,913	$(3,149,377)

* Net of foreign tax withheld of $8,796, $33,857, $10,089, and $61,624, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2016 (Unaudited)

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends*	$214,148	$618,863	$1,934,246	$—
Interest	—	—	—	60,409
Total income	214,148	618,863	1,934,246	60,409
Expenses
Advisory fees	24,308	167,755	579,091	8,194
Shareholder servicing plan fees	11,344	43,735	—	1,274
Shareholder servicing plan fees – Investor Class	—	—	112,027	—
Transfer agent fees and expenses	9,473	23,397	—	8,599
Transfer agent fees and expenses – Investor Class	—	—	31,849	—
Transfer agent fees and expenses – Institutional Class	—	—	8,927	—
Fund accounting fee and expenses	11,967	22,190	44,246	11,127
Fund accounting fee and expenses – Institutional Class	—	—	1,487	—
Administration fees	2,431	10,942	37,973	816
Administration fees – Institutional Class	—	—	3,179	—
Custody fees and expenses	3,141	5,481	6,962	1,042
Audit fees	7,231	12,216	9,483	8,976
Legal fees	8,055	15,990	52,240	1,582
Registration fees	7,480	10,969	—	10,969
Registration fees – Investor Class	—	—	9,959	—
Registration fees – Institutional Class	—	—	6,826	—
Printing	15,161	12,062	23,363	2,992
Trustees' fees and expenses	3,740	5,613	14,897	4,245
Insurance	213	2,103	8,395	464
CCO fees and expenses	3,369	6,276	15,112	3,842
Miscellaneous	499	1,247	5,824	2,516
Interest expense	929	162	2,282	2,487
Total expenses	109,341	340,138	974,122	69,125
Less: fees waived and expenses absorbed	(71,679)	(15,650)	(21,355)	(53,148)
Net expenses	37,662	324,488	952,767	15,977
Net investment income	176,486	294,375	981,479	44,432
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(239,051)	(5,362,568)	(1,096,149)	(476,791)
Foreign currency	314	(4,197)	(15,035)	(38,920)
	(238,737)	(5,366,765)	(1,111,184)	(515,711)
Net unrealized appreciation (depreciation) on:
Investments	569,324	11,627,659	(3,981,918)	393,078
Foreign currency	1,046	4,590	(4,696)	19,254
	570,370	11,632,249	(3,986,614)	412,332
Net realized and unrealized gain (loss) on investments and foreign currency	331,633	6,265,484	(5,097,798)	(103,379)
Net Increase (Decrease) in Net Assets from Operations	$508,119	$6,559,859	$(4,116,319)	$(58,947)

* Net of foreign tax withheld of $10,165, $54,463, $101,484, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Builder Fund
	Six Months Ended June 30, 2016†	Year Ended December 31, 2015	Six Months Ended June 30, 2016†	Year Ended December 31, 2015	Six Months Ended June 30, 2016†	Year Ended December 31, 2015
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$60,447	$(145,210)	$105,624	$230,134	$109,119	$105,337
Net realized gain (loss) on:
Investments	(2,753,414)	(2,104,997)	(432,993)	67,804	10,005	278,160
Foreign currency	2,687	9,215	5,816	(8,436)	(2,346)	(15,268)
Net change in unrealized appreciation (depreciation) on:
Investments	958,362	460,415	997,087	(2,434,871)	353,022	(759,390)
Foreign currency	1,373	(879)	6,621	(625)	113	5
Net increase (decrease) in net assets resulting from operations	(1,730,545)	(1,781,456)	682,155	(2,145,994)	469,913	(391,156)
Distributions to shareholders
From net investment income	—	—	—	(179,969)	(98,223)	(139,312)
From net realized gains	—	—	—	—	—	—
Total distributions to shareholders	—	—	—	(179,969)	(98,223)	(139,312)
Capital transactions
Proceeds from shares sold	1,633,883	3,661,403	335,509	1,243,379	1,533,929	5,502,291
Reinvestment of distributions	—	—	—	169,118	95,121	133,886
Cost of shares repurchased	(1,444,426)	(3,437,294)	(689,438)	(3,464,807)	(2,054,232)	(1,912,482)
Redemption fee proceeds	—	1	—	204	1	30
Net change in net assets from capital transactions	189,457	224,110	(353,929)	(2,052,106)	(425,181)	3,723,725
Total increase (decrease) in net assets	(1,541,088)	(1,557,346)	328,226	(4,378,069)	(53,491)	3,193,257
Net assets
Beginning of period	13,644,240	15,201,586	15,335,888	19,713,957	7,253,545	4,060,288
End of period	$12,103,152	$13,644,240	$15,664,114	$15,335,888	$7,200,054	$7,253,545
Accumulated net investment income (loss)	$18,553	$(41,894)	$77,100	$(28,524)	$(44,581)	$(55,477)
Capital share activity
Shares sold	628,737	1,108,022	25,394	72,706	124,173	402,814
Shares issued on reinvestment	—	—	—	11,544	7,167	9,911
Shares redeemed	(536,109)	(1,047,357)	(50,405)	(216,357)	(162,771)	(139,412)
Net increase (decrease) in shares outstanding	92,628	60,665	(25,011)	(132,107)	(31,431)	273,313

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Dividend Builder Fund		Global Energy Fund
	Six Months Ended June 30, 2016†	Year Ended December 31, 2015	Six Months Ended June 30, 2016†	Year Ended December 31, 2015	Six Months Ended June 30, 2016†	Year Ended December 31, 2015
Increase/(decrease) in net assets from:
Operations
Net investment income	$578,650	$995,543	$176,486	$298,177	$294,375	$616,771
Net realized gain (loss) on:
Investments	(1,159,605)	6,036,799	(239,051)	(340,750)	(5,362,568)	(5,058,206)
Foreign currency	(3,283)	(4,049)	314	2,828	(4,197)	(10,035)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,565,437)	(11,799,137)	569,324	(535,396)	11,627,659	(11,979,665)
Foreign currency	298	(15)	1,046	61	4,590	(11,336)
Net increase (decrease) in net assets resulting from operations	(3,149,377)	(4,770,859)	508,119	(575,080)	6,559,859	(16,442,471)
Distributions to shareholders
From net investment income	—	(1,399,854)	(141,186)	(329,153)	—	(590,066)
From net realized gains	—	(5,976,476)	—	(33,848)	—	(1,203)
Total distributions to shareholders	—	(7,376,330)	(141,186)	(363,001)	—	(591,269)
Capital transactions
Proceeds from shares sold	566,918	16,832,413	2,075,082	9,912,058	4,916,606	19,630,830
Reinvestment of distributions	—	7,134,012	140,919	362,353	—	570,859
Cost of shares repurchased	(3,836,541)	(31,521,021)	(4,445,406)	(3,565,387)	(6,978,538)	(22,031,553)
Redemption fee proceeds	17	36,291	—	22	4	782
Net change in net assets from capital transactions	(3,269,606)	(7,518,305)	(2,229,405)	6,709,046	(2,061,928)	(1,829,082)
Total increase (decrease) in net assets	(6,418,983)	(19,665,494)	(1,862,472)	5,770,965	4,497,931	(18,862,822)
Net assets
Beginning of period	65,918,980	85,584,474	10,963,860	5,192,895	44,043,322	62,906,144
End of period	$59,499,997	$65,918,980	$9,101,388	$10,963,860	$48,541,253	$44,043,322
Accumulated net investment income (loss)	$495,664	$(82,986)	$25,019	$(10,281)	$253,686	$(40,689)
Capital share activity
Shares sold	31,779	649,553	141,251	621,721	266,365	861,946
Shares issued on reinvestment	—	361,033	9,349	24,315	—	31,331
Shares redeemed	(215,751)	(1,250,130)	(296,851)	(230,771)	(364,919)	(963,258)
Net increase (decrease) in shares outstanding	(183,972)	(239,544)	(146,251)	415,265	(98,554)	(69,981)

† Unaudited

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund		Renminbi Yuan & Bond Fund
	Six Months Ended June 30, 2016†	Year Ended December 31, 2015	Six Months Ended June 30, 2016†	Year Ended December 31, 2015
Increase/(decrease) in net assets from:
Operations
Net investment income	$981,479	$1,293,735	$44,432	$1,860,955
Net realized gain (loss) on:
Investments	(1,096,149)	7,626,347	(476,791)	(3,688,544)
Foreign currency	(15,035)	(61,688)	(38,920)	(218,367)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,981,918)	(16,022,576)	393,078	440,551
Foreign currency	(4,696)	281	19,254	(37,454)
Net increase from payments by affiliates	—	10,554	—	—
Net decrease in net assets resulting from operations	(4,116,319)	(7,153,347)	(58,947)	(1,642,859)
Distributions to shareholders
From net investment income:
Investor Class	—	(1,200,137)	—	—
From net investment income	—	—	(45,290)	(1,708,020)
From net realized gain:
Investor Class	—	(6,434,280)	—	—
Return of capital	—	—	—	(156,872)
Total distributions to shareholders	—	(7,634,417)	(45,290)	(1,864,892)
Capital transactions
Proceeds from shares sold:
Investor Class	20,847,536	280,912,179	—	—
Institutional Class	17,742,848	100,000	—	—
Proceeds from shares sold	—	—	71,400	9,363,485
Reinvestment of distributions:
Investor Class	—	6,703,338	—	—
Reinvestment of distributions	—	—	43,703	1,857,389
Cost of shares repurchased:
Investor Class	(43,636,316)	(265,382,485)	—	—
Institutional Class	(502,347)	—	—	—
Cost of shares repurchased	—	—	(4,671,430)	(101,212,023)
Redemption fee proceeds – Investor Class	—	926	73	1,502
Net change in net assets from capital transactions	(5,548,279)	22,333,958	(4,556,254)	(89,989,647)
Total increase (decrease) in net assets	(9,664,598)	7,546,194	(4,660,491)	(93,497,398)
Net assets
Beginning of period	165,008,887	157,462,693	7,148,741	100,646,139
End of period	$155,344,289	$165,008,887	$2,488,250	$7,148,741
Accumulated net investment income (loss)	$897,343	$(84,136)	$(43,895)	$(43,037)
Capital share activity
Shares sold:
Investor Class	693,956	8,638,333	—	—
Institutional Class	569,443	3,177	—	—
Shares sold	—	—	6,109	754,009
Shares issued on reinvestment:
Investor Class	—	212,467	—	—
Institutional Class	—	—	—	—
Shares issued on reinvestment	—	—	3,749	151,748
Shares redeemed:
Investor Class	(1,435,371)	(8,241,661)	—	—
Institutional Class	(16,691)	—	—	—
Shares redeemed	—	—	(409,042)	(8,395,162)
Net increase (decrease) in shares outstanding	(188,663)	612,316	(399,184)	(7,489,405)

† Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Alternative Energy Fund	June 30, 2016*		2015	2014	2013	2012	2011
Net asset value, beginning of period	$3.03		$3.42	$3.99	$2.47	$2.92	$5.17
Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.03)	(0.04)	(0.04)	(0.02)	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.41)		(0.36)	(0.53)	1.55	(0.42)	(2.26)
Total from investment operations	(0.39)		(0.39)	(0.57)	1.51	(0.44)	(2.20)
Less distributions:
From net investment income	—		—	—	—	(0.01)	(0.05)
Total distributions	—		—	—	—	(0.01)	(0.05)
Redemption fee proceeds	—		— (1)	— (1)	0.01	— (1)	— (1)
Net asset value, end of period	$2.64		$3.03	$3.42	$3.99	$2.47	$2.92
Total return	(12.87	)%(2)	(11.40)%	(14.29)%	61.54%	(15.20)%	(42.53)%
Ratios/supplemental data:
Net assets, end of period (millions)	$12.1		$13.6	$15.2	$23.8	$13.0	$17.6
Ratio of expenses to average net assets:
Before fee waived/recaptured	2.52	%(3)	2.31%	2.06%	2.13%	2.32%	1.81%
After fees waived/recaptured	1.99	%(3)	1.98%	2.02%	2.00%	2.02%	1.81%
After fees waived/recaptured excluding interest expense(4)	1.98	%(3)	1.98%	1.98%	1.98%	1.98%	1.79%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.45	%(3)	(1.32)%	(0.74)%	(1.37)%	(1.11)%	1.11%
After fees waived/recaptured	0.98	%(3)	(0.99)%	(0.70)%	(1.24)%	(0.81)%	1.11%
Portfolio turnover rate	31.41	%(2)	28.67%	42.27%	60.20%	7.80%	43.10%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2016*		2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.40		$16.47	$16.33	$18.56	$16.23	$21.04
Income (loss) from investment operations:
Net investment income	0.10		0.21	0.16	0.21	0.30	0.18
Net realized and unrealized gain (loss) on investments and foreign currency	0.57		(2.11)	0.15	(2.14)	2.28	(4.88)
Total from investment operations	0.67		(1.90)	0.31	(1.93)	2.58	(4.70)
Less distributions:
From net investment income	—		(0.17)	(0.17)	(0.30)	(0.25)	(0.11)
Total distributions	—		(0.17)	(0.17)	(0.30)	(0.25)	(0.11)
Redemption fee proceeds	—		— (1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$15.07		$14.40	$16.47	$16.33	$18.56	$16.23
Total return	4.65	%(2)	(11.56)%	1.91%	(10.38)%	15.89%	(22.35)%
Ratios/supplemental data:
Net assets, end of period (millions)	$15.7		$15.3	$19.7	$21.90	$44.90	$45.8
Ratio of expenses to average net assets:
Before fees waived	2.20	%(3)	1.98%	1.91%	1.87%	1.70%	1.59%
After fees waived	1.98	%(3)	1.98%	1.91%	1.87%	1.70%	1.59%
After fees waived excluding interest expense(4)	1.98	%(3)	1.97%	1.90%	1.85%	1.69%	1.59%
Ratio of net investment income to average net assets:
Before fees waived	1.23	%(3)	1.24%	0.90%	0.73%	1.56%	0.89%
After fees waived	1.45	%(3)	1.24%	0.90%	0.73%	1.56%	0.89%
Portfolio turnover rate	27.63	%(2)	8.64%	23.16%	7.43%	10.90%	7.79%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Asia Pacific Dividend Builder Fund	June 30, 2016*		2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.79		$13.83	$12.95	$13.52	$11.23	$13.41
Income from investment operations:
Net investment income	0.19		0.39	0.31	0.27	0.30	0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.65		(1.01)	0.85	(0.54)	2.31	(2.18)
Total from investment operations	0.84		(0.62)	1.16	(0.27)	2.61	(1.88)
Less distributions:
From net investment income	(0.18)		(0.42)	(0.28)	(0.30)	(0.32)	(0.30)
Total distributions	(0.18)		(0.42)	(0.28)	(0.30)	(0.32)	(0.30)
Redemption fee proceeds	—	(1)	— (1)	— (1)	— (1)	— (1)	—
Net asset value, end of period	$13.45		$12.79	$13.83	$12.95	$13.52	$11.23
Total return	6.59	%(2)	(4.61)%	9.04%	(2.06)%	23.48%	(14.04)%
Ratios/supplemental data:
Net assets, end of period (millions)	$7.2		$7.3	$4.1	$4.3	$4.8	$4.5
Ratio of expenses to average net assets:
Before fees waived	3.09	%(3)	3.87%	3.91%	3.56%	3.57%	3.26%
After fees waived	1.10	%(3)	1.98%	1.99%	1.98%	1.98%	1.98%
After fees waived excluding interest expense(4)	1.10	%(3)	1.98%	1.98%	1.98%	1.98%	1.98%
Ratio of net investment income to average net assets:
Before fees waived	1.11	%(3)	0.36%	0.37%	0.39%	0.71%	1.13%
After fees waived	3.10	%(3)	2.25%	2.29%	1.97%	2.39%	2.41%
Portfolio turnover rate	13.69	%(2)	28.59%	15.76%	56.96%	10.19%	10.67%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2016*		2015	2014	2013	2012	2011
Net asset value, beginning of period	$19.50		$23.65	$30.86	$29.81	$26.58	$38.76
Income from investment operations:
Net investment income	0.18		0.34	0.48	0.46	0.45	0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(1.06)		(2.11)	(1.12)	1.45	3.37	(11.06)
Total from investment operations	(0.88)		(1.77)	(0.64)	1.91	3.82	(10.67)
Less distributions:
From net investment income	—		(0.45)	(0.45)	(0.43)	(0.59)	(0.20)
From net realized gain	—		(1.94)	(6.13)	(0.44)	—	(1.31)
Total distributions	—		(2.39)	(6.58)	(0.87)	(0.59)	(1.51)
Redemption fee proceeds	—	(1)	0.01	0.01	0.01	— (1)	— (1)
Net asset value, end of period	$18.62		$19.50	$23.65	$30.86	$29.81	$26.58
Total return	(4.51	)%(2)	(7.58)%	(1.97)%	6.45%	14.42%	(27.52)%
Ratios/supplemental data:
Net assets, end of period (millions)	$59.5		$65.9	$85.6	$109.9	$152.0	$153.0
Ratio of expenses to average net assets:
Before fees waived	1.67	%(3)	1.54%	1.52%	1.53%	1.51%	1.53%
After fees waived	1.67	%(3)	1.54%	1.52%	1.53%	1.51%	1.53%
After fees waived excluding interest expense(4)	1.67	%(3)	1.53%	1.51%	1.52%	1.51%	1.52%
Ratio of net investment income to average net assets:	2.00	%(3)	1.23%	1.51%	1.27%	1.34%	1.14%
Portfolio turnover rate	18.61	%(2)	26.50%	15.11%	6.90%	3.85%	7.81%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,			March 30, 2012(1) Through
Dividend Builder Fund	June 30, 2016*		2015	2014	2013	December 31, 2012
Net asset value, beginning of period	$14.75		$15.83	$15.64	$12.80	$12.50
Income from investment operations:
Net investment income	0.27		0.42	0.52	0.41	0.31
Net realized and unrealized gain (loss) on investments and foreign currency	0.44		(0.99)	0.26	3.35	0.30
Total from investment operations	0.71		(0.57)	0.78	3.76	0.61
Less distributions:
From net investment income	(0.21)		(0.46)	(0.47)	(0.45)	(0.31)
From net realized gain	—		(0.05)	(0.12)	(0.47)	—
Total distributions	(0.21)		(0.51)	(0.59)	(0.92)	(0.31)
Redemption fee proceeds	—		— (2)	— (2)	— (2)	—
Net asset value, end of period	$15.25		$14.75	$15.83	$15.64	$12.80
Total return	4.84	%(3)	(3.61)%	4.99%	29.77%	4.97	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$9.1		$11.0	$5.2	$3.1	$1.8
Ratio of expenses to average net assets:
Before fees waived	2.02	%(4)	1.77%	2.96%	5.47%	7.05	%(4)
After fees waived	0.69	%(4)	0.68%	0.68%	0.68%	0.68	%(4)
After fees waived excluding interest expense(5)	0.68	%(4)	0.68%	0.68%	0.68%	0.68	%(4)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	1.94	%(4)	1.76%	1.18%	(2.04)%	(3.02	)%(4)
After fees waived/recaptured	3.27	%(4)	2.86%	3.46%	2.75%	3.35	%(4)
Portfolio turnover rate	10.27	%(3)	24.94%	7.60%	24.88%	13.33	%(3)

*  Unaudited

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Energy Fund	June 30, 2016*		2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.54		$25.73	$32.45	$26.19	$25.72	$29.74
Income from investment operations:
Net investment income	0.13		0.26	0.28	0.18	0.22	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.65		(7.20)	(6.66)	6.23	0.69	(4.06)
Total from investment operations	2.78		(6.94)	(6.38)	6.41	0.91	(3.92)
Less distributions:
From net investment income	—		(0.25)	(0.22)	(0.15)	(0.44)	(0.11)
From net realized gain	—		— (1)	(0.13)	—	—	—
Total distributions	—		(0.25)	(0.35)	(0.15)	(0.44)	(0.11)
Redemption fee proceeds	—	(1)	— (1)	0.01	— (1)	— (1)	0.01
Net asset value, end of period	$21.32		$18.54	$25.73	$32.45	$26.19	$25.72
Total return	14.99	%(2)	(26.97)%	(19.63)%	24.48%	3.53%	(13.16)%
Ratios/supplemental data:
Net assets, end of period (millions)	$48.5		$44.0	$62.90	$72.3	$90.3	$143.1
Ratio of expenses to average net assets:
Before fees waived	1.52	%(3)	1.41%	1.30%	1.35%	1.35%	1.27%
After fees waived	1.45	%(3)	1.41%	1.30%	1.35%	1.35%	1.27%
After fees waived excluding interest expense(4)	1.45	%(3)	1.41%	1.30%	1.34%	1.34%	1.27%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	1.24	%(3)	1.07%	0.76%	0.77%	0.62%	0.43%
After fees waived/recaptured	1.31%		0.00%	0.00%	0.00%	0.00%	0.00%
Portfolio turnover rate	15.20	%(2)	15.70%	39.33%	8.19%	14.02%	28.23%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  Not annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
Global Innovators Fund – Investor Class	June 30, 2016*		2015		2014	2013	2012	2011
Net asset value, beginning of period	$31.74		$34.00		$30.65	$21.18	$17.72	$19.00
Income from investment operations:
Net investment income	0.21		0.26		0.28	0.07	0.11	0.04
Net realized and unrealized gain (loss) on investments	(1.22)		(1.28	)(2)	3.57	9.52	3.42	(1.28)
Total from investment operations	(1.01)		(1.02)		3.85	9.59	3.53	(1.24)
Less distributions:
From net investment income	—		(0.24)		(0.26)	(0.12)	(0.07)	(0.04)
From net realized gain	—		(1.27)		(0.24)	—	—	—
Total distributions	—		(1.51)		(0.50)	(0.12)	(0.07)	(0.04)
Redemption fee proceeds	—		—	(1)	— (1)	— (1)	— (1)	— (1)
Net asset value, end of period	$30.73		$31.74		$34.00	$30.65	$21.18	$17.72
Total return	(2.35	)%(3)	(3.04)%		12.55%	45.29%	19.91%	(6.51)%
Ratios/supplemental data:
Net assets, end of period (millions)	$138.2		$164.9		$157.5	$50.7	$31.6	$32.4
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.24	%(4)	1.27%		1.26%	1.47%	1.51%	1.42%
After fees waived/recaptured	1.24	%(4)	1.27%		1.26%	1.47%	1.51%	1.44%
After fees waived/recaptured excluding interest expense(5)	1.24	%(4)	1.27%		1.26%	1.46%	1.50%	1.44%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	1.27	%(4)	0.69%		1.25%	0.31%	0.49%	0.26%
After fees waived/recaptured	1.27	%(4)	0.69%		1.25%	0.31%	0.49%	0.24%
Portfolio turnover rate	5.87	%(3)	37.59%		14.40%	29.63%	6.02%	47.40%

*  Unaudited

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor reimbursed the Fund $10,554 for trade errors. As of December 31, 2015, the reimbursement amount represents $0.002 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.24%, prior to December 31, 2015 the limit on operating expenses was 1.55%, excluding interest expense, related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

Global Innovators Fund – Institutional Class	Six Months Ended June 30, 2016*		For the Period Ended December 31, 2015(1)
Net asset value, beginning of period	$10.00		$10.00
Income from investment operations:
Net investment income	0.06		—
Net realized and unrealized loss on investments	20.71		—
Total from investment operations	20.77		—
Less distributions:
From net investment income	—		—
From net realized gain	—		—
Total distributions	—		—
Redemption fee proceeds	—		—
Net asset value, end of period	$30.77		$10.00
Total return	(2.22	)%(2)	0.00%
Ratios/supplemental data:
Net assets, end of period (millions)	$17.1		$0.0
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.95	%(3)	0.00%
After fees waived/recaptured	0.99	%(3)	0.00%
After fees waived/recaptured excluding interest expense(4)	0.99	%(3)	0.00%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	0.31	%(3)	0.00%
After fees waived/recaptured	1.27	%(3)	0.00%
Portfolio turnover rate	5.87	%(2)	0.00%

*  Unaudited

(1)  Commencement of Operations.

(2)  Not Annualized.

(3)  Annualized.

(4)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,				June 30, 2011(1) Through
Renminbi Yuan & Bond Fund	June 30, 2016*		2015	2014	2013	2012	December 31, 2011
Net asset value, beginning of period	$11.63		$12.42	$12.95	$12.71	$12.52	$12.50
Income from investment operations:
Net investment income	0.07		0.63	0.32	0.28	0.12	—	(2)
Net realized and unrealized gain (loss) on investments and foreign currency	0.04		(1.12)	(0.44)	0.38	0.36	0.02
Total from investment operations	0.11		(0.49)	(0.12)	0.66	0.48	0.02
Less distributions:
From net investment income	(0.20)		(0.27)	(0.41)	(0.42)	(0.29)	—
Return of capital	—		(0.03)	—	—	—	—
Total distributions	(0.20)		(0.30)	(0.41)	(0.42)	(0.29)	—
Redemption fee proceeds	—	(2)	— (2)	— (2)	— (2)	— (2)	—	(2)
Net asset value, end of period	$11.54		$11.63	$12.42	$12.95	$12.71	$12.52
Total return	0.94	%(3)	(4.05)%	(0.92)%	5.26%	3.88%	0.16	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$2.5		$7.1	$100.6	$94.2	$89.3	$92.7
Ratio of expenses to average net assets:
Before fees waived/recaptured	4.65	%(4)	1.05%	0.95%	0.97%	0.90%	0.92	%(4)
After fees waived/recaptured	1.07	%(4)	0.93%	0.90%	0.90%	0.90%	0.90	%(4)
After fees waived/recaptured excluding interest expense(5)	0.90	%(4)	0.90%	0.90%	0.90%	0.90%	0.90	%(4)
Ratio of net investment income to average net assets:
Before fees waived/recaptured	(0.59	)%(4)	2.68%	2.49%	2.11%	1.05%	0.02	%(4)
After fees waived/recaptured	2.99	%(4)	2.80%	2.54%	2.18%	1.05%	0.04	%(4)
Portfolio turnover rate	0.00	%(3)	15.85%	28.29%	12.32%	9.19%	0.72	%(3)†

*  Unaudited

†  Restated

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end management investment company. Currently, the Trust offers eight separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Builder Fund (formerly known as the Asia Pacific Dividend Fund) (the "Asia Pacific Dividend Builder Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Dividend Builder Fund (formerly known as the Inflation Managed Dividend Fund) (the "Dividend Builder Fund") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. Except for the Dividend Builder Fund, each Fund is a non-diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Builder Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Dividend Builder Fund began operations on March 30, 2012. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class of the Global Innovators Fund represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Builder Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit. The Dividend Builder Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. ("GAAP").

A.   Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds' Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds' Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted and Illiquid Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees. A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Cash Overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate ("LIBOR"). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

G.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Builder Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no provision is made for federal income or excise tax.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012 through 2014, or expected to be taken in the Funds' 2015 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, California State and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Builder Fund	1.00%
China & Hong Kong Fund	1.00%
Dividend Builder Fund	0.45%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund	1.98%	June 30, 2017
Asia Focus Fund	2.00%	June 30, 2017
Asia Pacific Dividend Builder Fund	1.10%	June 30, 2017
China & Hong Kong Fund	1.56%	June 30, 2017
Dividend Builder Fund	0.68%	June 30, 2017
Global Energy Fund	1.41%	June 30, 2017
Global Innovators Fund – Investor Class(a)	1.24%	June 30, 2018
Global Innovators Fund – Institutional Class	0.99%	June 30, 2018
Renminbi Yuan & Bond Fund	0.90%	June 30, 2017

(a)  Prior to December 31, 2015, the annual expense limitation rate for Global Innovators Fund's Investor Class share was 1.55%.

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2016, the Advisor waived fees and absorbed expenses of $32,569, $16,316, $70,067, $71,679, $15,650, $21,355, and $53,148 in the Alternative Energy Fund, the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the Dividend Builder Fund, the Global Energy Fund, the Global Innovators Fund, and the Renminbi Yuan & Bond Fund, respectively.

At June 30, 2016, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund:	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	Total
Alternative Energy Fund	$24,186	$8,860	$48,819	$32,569	$114,434
Asia Focus Fund	—	—	—	16,316	16,316
Asia Pacific Dividend Builder Fund	74,741	79,713	88,425	70,067	312,946
Dividend Builder Fund	99,129	102,063	114,217	71,679	387,088
Global Energy Fund	—	—	—	15,650	15,650
Global Innovators Fund	—	—	—	21,355	21,355
Renminbi Yuan & Bond Fund	60,089	42,918	79,927	53,148	236,082

Mutual Fund Administration, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the six months ended June 30, 2016 are reported on the Statements of Operations.

Effective July 15, 2016, Foreside Fund Services, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. Quasar Distributors, LLC served as the Funds' principal underwriter prior to July 15, 2016.

Foreside Compliance Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the six months ended June 30, 2016 are reported on the Statements of Operations.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the six months ended June 30, 2016 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$(1,457)
Asia Focus Fund	$(2,552)
Asia Pacific Dividend Builder Fund	$(508)
China & Hong Kong Fund	$(3,941)
Global Energy Fund	$(1,639)
Global Innovators Fund	$3,048
Dividend Builder	$1,498
Renminbi Yuan & Bond Fund	$2,305

The fees paid to non-interested Trustees for the six months ended June 30, 2016 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

The fees paid under the Shareholder Servicing Plan for the six months ended June 30, 2016 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2016 excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$4,424,997	$3,920,834
Asia Focus Fund	$4,062,719	$4,820,861
Asia Pacific Dividend Builder Fund	$986,420	$1,337,581
China & Hong Kong Fund	$10,889,935	$12,555,453
Dividend Builder Fund	$1,087,020	$2,973,312
Global Energy Fund	$6,901,273	$8,823,304
Global Innovators Fund	$9,188,725	$13,855,795
Renminbi Yuan & Bond Fund	$—	$4,697,725

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the six months ended June 30, 2016.

Note 6

Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that each Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2016, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Consumer, Cyclical	$473,582	$—	$—	$473,582
Energy	4,602,202	1,549,721	—	6,151,923
Industrial	1,370,526	2,151,708	—	3,522,234
Utilities	1,243,914	827,961	—	2,071,875
Rights	4,091	—	—	4,091
Total Investments, at Value	7,694,315	4,529,390	—	12,223,705
Total Assets	$7,694,315	$4,529,390	$—	$12,223,705

Asia Focus Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Communications	$—	$791,919	$—	$791,919
Consumer, Cyclical	460,529	1,604,333	—	2,064,862
Consumer, Non-cyclical	470,659	1,462,626	—	1,933,285
Energy	—	972,783	—	972,783
Financial	—	3,357,174	—	3,357,174
Industrial	75,921	2,438,294	—	2,514,215
Technology	695,592	1,979,485	—	2,675,077
Utilities	936,319	—	—	936,319
Total Investments, at Value	2,639,020	12,606,614	—	15,245,634
Total Assets	$2,639,020	$12,606,614	$—	$15,245,634

Asia Pacific Dividend Builder Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Communications	$—	$397,947	$—	$397,947
Consumer, Cyclical	—	1,242,140	—	1,242,140
Consumer, Non-cyclical	420,842	192,735	—	613,577
Energy	—	195,573	—	195,573
Financial	239,313	2,630,312	—	2,869,625
Industrial	—	1,223,173	—	1,223,173
Technology	198,209	607,558	—	805,767
Total Investments, at Value	858,364	6,489,438	—	7,347,802
Total Assets	$858,364	$6,489,438	$—	$7,347,802

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Communications	$—	$6,136,228	$—	$6,136,228
Consumer, Cyclical	—	11,026,876	—	11,026,876
Consumer, Non-cyclical	—	3,392,195	—	3,392,195
Energy	—	1,822,098	—	1,822,098
Exchange Traded Funds ("ETFs")	—	1,454,398	—	1,454,398
Financial	—	15,821,780	—	15,821,780
Industrial	2,286,761	8,051,524	—	10,338,285
Technology	3,801,603	3,741,217	—	7,542,820
Utilities	—	1,200,443	—	1,200,443
Total Investments, at Value	6,088,364	52,646,759	—	58,735,123
Total Assets	$6,088,364	$52,646,759	$—	$58,735,123

Dividend Builder Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Communications	$256,202	$529,233	$—	$785,435
Consumer, Cyclical	534,051	262,911	—	796,962
Consumer, Non-cyclical	1,786,478	1,366,973	—	3,153,451
Energy	528,487	—	—	528,487
Financial	1,030,488	511,544	—	1,542,032
Industrial	1,020,015	858,731	—	1,878,746
Technology	508,419	—	—	508,419
Total Investments, at Value	5,664,140	3,529,392	—	9,193,532
Total Assets	$5,664,140	$3,529,392	$—	$9,193,532

Global Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Energy	$40,306,600	$7,189,833	$—	$47,496,433
Industrial	391,897	75,502	—	467,399
Total Investments, at Value	40,698,497	7,265,335	—	47,963,832
Total Assets	$40,698,497	$7,265,335	$—	$47,963,832

Global Innovators Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Communications	$21,050,109	$—	$—	$21,050,109
Consumer, Cyclical	—	3,563,910	—	3,563,910
Consumer, Non-cyclical	19,205,657	—	—	19,205,657
Energy	5,391,674	—	—	5,391,674
Financial	14,187,909	—	—	14,187,909
Industrial	15,557,664	10,713,849	—	26,271,513
Technology	50,682,944	14,906,027	—	65,588,971
Total Investments, at Value	126,075,957	29,183,786	—	155,259,743
Total Assets	$126,075,957	$29,183,786	$—	$155,259,743

Renminbi Yuan & Bond Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Corporate Bonds:
Basic Materials	$—	$149,625	$—	$149,625
Energy	—	148,942	—	148,942
Financial	—	904,469	—	904,469
Government	—	598,362	—	598,362
Industrial	—	149,557	—	149,557
Technology	—	152,534	—	152,534
Total Investments, at Value	—	2,103,489	—	2,103,489
Total Assets	$—	$2,103,489	$—	$2,103,489

1  Foreign securities traded in foreign exchanges may be adjusted due to a significant change in the value of U.S. traded securities, as measured by the S&P 500 Index.

Transfers are recognized at the end of the reporting period. As of June 30, 2016, certain securities in the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Builder Fund, China Hong Kong Fund, Dividend Builder Fund, Global Energy Fund and Global Innovators Fund transferred levels due to these Funds applying for value pricing to Non-U.S. securities.

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Transfers into Level 1	$404,168	$938,083	$420,842	$—
Transfers out of Level 1	—	(506,346)	(195,573)	(26,778)
Net transfers in (out) of Level 1	$404,168	$471,737	$225,269	$(26,778)
Transfers into Level 2	$—	$506,346	$195,573	$26,778
Transfers out of Level 2	(404,168)	(938,083)	(420,842)	—
Net transfers in (out) of Level 2	$(404,168)	$(431,737)	$(225,269)	$26,778
	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Transfers into Level 1	$264,294	$6,507,325	$—	$—
Transfers out of Level 1	(809,550)	(2,062,331)	(11,532,226)	—
Net transfers in (out) of Level 1	$(545,256)	$4,444,994	$(11,532,226)	$—
Transfers into Level 2	$809,550	$2,062,331	$11,532,226	$—
Transfers out of Level 2	(264,294)	(6,507,325)	—	—
Net transfers in (out) of Level 2	$545,256	$(4,444,994)	$11,532,226	$—

There were no securities transferred between Level 2 and Level 1 in the Renminbi Yuan & Bond Fund.

Note 7

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the six months ended June 30, 2016 and did not have any outstanding forward contracts as of June 30, 2016.

Note 8

Tax Matters

As of June 30, 2016, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$18,747,368	$12,973,949	$7,295,486	$52,851,999
Gross tax unrealized appreciation	748,494	4,145,938	631,054	12,195,039
Gross tax unrealized (depreciation)	(7,272,157)	(1,874,253)	(578,743)	(6,311,915)
Net tax unrealized appreciation (depreciation)*	$(6,523,663)	$2,271,685	$52,311	$5,883,124
	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$8,721,991	$60,942,780	$159,525,109	$2,264,482
Gross tax unrealized appreciation	940,585	4,625,512	18,041,893	—
Gross tax unrealized (depreciation)	(469,044)	(17,604,459)	(22,307,259)	(160,993)
Net tax unrealized appreciation (depreciation)*	$471,541	$(12,978,947)	$(4,265,366)	$(160,993)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2015, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
2016	$10,370,865	$—	$608,671	$—	$—	$—	$—	$—
2017	40,204,652	—	1,115,940	—	—	—	—	—
2018	9,296,377	423,671	1,502,925	—	—	—	—	—
No Expiration Long-term	28,527,135	—	—	—	—	4,577,067		2,929,391
No Expiration Short-term	548,582	—	—	—	—	2,968,269	—	864,382
Total	$88,947,611	$423,671	$3,227,536	$—	$—	$7,545,336	$—	$3,793,773

For the year ended December 31, 2015, the Asia Focus Fund, and the Asia Pacific Dividend Builder Fund utilized capital loss carryforwards of $181,336, and $276,584, respectively.

Under the enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

Note 10

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. This information is also available, without charge, by calling toll-free, (800) 915-6565.

Board Consideration of and Continuance of the Trust's Investment Advisory Agreement

At an in-person meeting held on May 9, 2016, the Board of Trustees (the "Trustees" or the "Board") of Guinness Atkinson Funds (the "Trust") considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, the Dividend Builder Fund, the Global Energy Fund, the Global Innovators Fund, and the Renminbi Yuan & Bond Fund, and the Advisor.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards. In their deliberations, the Trustees considered the factors summarized below, and in approving the continuance of the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services. The Board discussed the fees payable by each Fund under the Agreement and the services provided by the Advisor to each Fund, and the Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year information regarding the Funds' performance, including information about the Funds' performance in comparison to peers and benchmarks, and analyses by the Advisor of the Funds' performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Advisor, including the background and experience of the Advisor's senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Advisor and its investment professionals, the Advisor's commitment to providing high quality services to the Funds, the Trustees' overall confidence in the Advisor's integrity and responsiveness to Trustee concerns, the Advisor's integrity as reflected in its adherence to compliance practices, and the Advisor's willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund's specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performances, Advisory Fees and Expenses. For each Fund and its peer group of Funds, the Trustees reviewed information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2016 and expense information as of March 31, 2016. The Trustees considered that they receive from the Advisor and review on a regular basis over the course of the year, data regarding the Funds' performance, including information about each Fund's performance in comparison to its peers and benchmarks, and analyses by the Advisor of the Fund's performance. The Trustees also considered the

Funds' long-term performance records and the Advisor's continued efforts to improve the Funds' performance. The Trustees compared each Fund's performance, advisory fee and expenses with its peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustee also considered the fees charged to other accounts managed by the Advisor that use similar investment styles, and noted that these accounts are not subject to the same regulatory constraints as the Funds and do not offer daily transactions. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund. (1) The Fund's advisory fee was lower than the median fee charged to the three pure alternative energy mutual funds in the Morningstar "Equity Energy" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were comparable to a peer fund of similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2017; and (4) the Fund had outperformed the Wilderhill Clean Energy Index, one of its benchmark indices, for the one-, three-, five- and ten-year periods; and underperformed the peer group median for the one-, three- five- and ten-year periods.

Asia Focus Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were at the high end of the expenses incurred by its peers, noting that the Fund's total expenses were lower than a peer fund of similar asset size; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2017; and (4) the Fund had underperformed the MSCI AC Far East Free ex Japan Index, its benchmark index, and its peer group median for the one-, three-, five- and ten-year periods.

Asia Pacific Dividend Builder Fund. (1) The Fund's advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar "Pacific/Asia Ex-Japan Stock" category; (2) the Fund's total expenses were lower than the median expenses incurred by its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2017; and (4) the Fund had outperformed the MSCI AC Pacific Ex-Japan Stock Index, one of its benchmark indices, for the one-, three-, and five-year periods, and it had underperformed the S&P 500 Index, the Fund's other benchmark index for the one-, three-, five- and ten-year periods; outperformed its peer group median for the one- and three-year periods; had the same performance as its peer group median for the five-year period; and underperformed its peer group median for the ten-year period.

China & Hong Kong Fund. (1) The Fund's advisory fee was equal to the median advisory fee charged to comparable mutual funds in the Morningstar "China Region" category; (2) the Fund's total expenses were slightly above the median expenses incurred by its peers but lower than five peer funds; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2017; and (4) the Fund had underperformed the Hang Seng Composite Index, its benchmark index, and its peer group median for the one-, three-, five- and ten-year periods.

Global Energy Fund. (1) The Fund's advisory fee was equal to the median advisory fee charged to comparable mutual funds in the Morningstar's "Equity Energy" category; (2) the Fund's total expenses were slightly higher than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2017; and (4) the Fund had underperformed the MSCI World Energy Index, one of its benchmark indices, for the one-, three-, five- and ten-year periods; underperformed the S&P 500 Index, the Fund's other benchmark index for the one-, three-, five- and ten-year periods; outperformed its peer group median for the one- and three-year periods; and underperformed its peer group median for the five- and ten-year periods.

Global Innovators Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "World Stock" category; (2) the Fund's total expenses were lower than the median of expenses incurred by the funds in its peer group; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2018; and (4) the Fund had outperformed the MSCI World Index, one of its benchmark indices, for the three-, five-, and ten-year periods; outperformed the S&P 500 Index, another one of its benchmark indices, for the three- and ten-year periods, and underperformed that index, for the one- and five-year periods; underperformed its peer group median for the one-year period; and outperformed its peer group median for the three-, five-, and ten-year periods.

Dividend Builder Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "World Stock" category; (2) the Fund's total expenses were at the low end of the expenses of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2017; and (4) the Fund had outperformed the MSCI World Index, its benchmark index, for the one- and three-year periods; and outperformed its peer group median for the one- and three-year periods.

Renminbi Fund. (1) The Fund's advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar "Emerging Markets Bond" category; (2) the Fund's total expenses were below the median expenses of its peers; (3) the Advisor agreed to limit the Fund's expense ratio through June 30, 2017; and (4) the Fund had underperformed the HSBC Offshore Renminbi Bond Index, its benchmark index, for the one- and three-year periods; and had underperformed its peer group median for the one- and three-year periods.

With respect to each Fund, the Board concluded that the Advisor's willingness to limit the Fund's expense ratio through at least June 30, 2017 (June 30, 2018 in the case of the Global Innovators Fund), would provide stability to the Fund's expenses during that period.

Costs of Services and Profitability. The Trustees considered the financial information provided by the Advisor, including the profitability of each Fund to the Advisor, the Advisor's profitability in general and the firm's retention of key personnel. The Trustees noted that the Advisor had waived a portion of its advisory fee for the Alternative Energy Fund, Asia Pacific Dividend Builder Fund, Global Innovators Fund, Dividend Builder Fund and the Renminbi Fund. The Trustees noted that the expense cap for the Global Innovators Fund Investor Class and the Asia Pacific Dividend Fund was lowered on January 1, 2016 from 1.55% to 1.24% and from 1.98% to 1.10%, respectively. The Trustees also considered the Advisor's efforts to lower the overall expenses for the Funds that have produced meaningful savings. The Board concluded that the profitability of each Fund to the Advisor, when positive, was reasonable.

Economies of Scale. The Trustees considered the size of each Fund and the Advisor's willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels and to use expense limitation agreements to reduce total expenses.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Advisor was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2017.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher

Contact Guinness AtkinsonTM Funds

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

Guinness AtkinsonTM Funds

Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Builder Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Dividend Builder Fund	402031 80 1	GAINX	1092
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	1095
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Portland, ME 04101

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual report.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	9/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	9/8/16

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer
Date:	9/8/16